                                                                    EXHIBIT 10.6

                         THE STANDARD RETIREMENT PLAN

                           FOR HOME OFFICE PERSONNEL

                                  RESTATEMENT

                                    (1992)









By:/s/ Ronald E. Timpe                     Title: Senior Vice President
   ---------------------------                    -----------------------------
     (Signature)

     Ronald E. Timpe                        Date Adopted: 11-16-92
-------------------------------                          ----------------------
  (Name Printed or Typed)

                               TABLE OF CONTENTS

     ARTICLE I                      STATEMENT OF PURPOSE AND INTENTIONS

     1.1    Purpose............................................. Page 1
     1.2    Intent to Qualify.......................................  1
     1.3    Effect of Amendment and Restatement.....................  1

     ARTICLE II                                             DEFINITIONS

     2.1    Actuarial Value.........................................  2
     2.2    Actuary.................................................  2
     2.3    Agent...................................................  2
     2.4    Anniversary Date........................................  2
     2.5    Annuity Starting Date...................................  2
     2.6    Basic Monthly Earnings..................................  3
     2.7    Beneficiary.............................................  3
     2.8    Break in Service Year...................................  3
     2.9    Code....................................................  3
     2.10   Company.................................................  3
     2.11   Compensation............................................  3
     2.12   Date of Employment......................................  4
     2.13   Date of Re-employment...................................  4
     2.14   Effective Date..........................................  5
     2.15   Employee................................................  5
     2.16   Employer................................................  8
     2.17   Hour of Service.........................................  8
     2.18   Insurance Company....................................... 10
     2.19   Limitation Year......................................... 10
     2.20   Normal Retirement Age, Normal Retirement Benefit, and
             Normal Retirement Date................................. 10
     2.21   Participant............................................. 10
     2.22   Plan.................................................... 10
     2.23   Plan Administrator...................................... 10
     2.24   Plan Year............................................... 10
     2.25   Required Beginning Date................................. 10
     2.26   Retirement and Retirement Date.......................... 11
     2.27   Service................................................. 11
     2.28   Social Security Retirement Age.......................... 11
     2.29   Total and Permanent Disability.......................... 12
     2.30   Trustees................................................ 12
     2.31   Years of Service........................................ 12

     ARTICLE III                                          PARTICIPATION

     3.1    Commencement of Participation........................... 15
     3.2    Minimum Participation Standards......................... 15
     3.3    Active Participation; Inactive Participation............ 15
     3.4    Cessation of Participation.............................. 15
     3.5    Participation on Resumption of Employment............... 15

     ARTICLE IV                               CONTRIBUTIONS AND FUNDING

     4.1    Employer Contributions.................................. 16
     4.2    Non-Diversion of Funds.................................. 16
     4.3    Application of Funds Released........................... 16
     4.4    Funding................................................. 16

     ARTICLE V                          ACCRUAL AND VESTING OF BENEFITS

     5.1    Accrual of Normal Retirement Benefit.................... 17
     5.2    Vesting of Normal Retirement Benefit.................... 18
     5.3    General Limitation on Accrual of Benefits............... 18
     5.4    Special Limitation on Accrued Benefits.................. 25
     5.5    Top-Heavy Provisions.................................... 30

     ARTICLE VI                                     RETIREMENT BENEFITS

     6.1    Retirement.............................................. 35
     6.2    Retirement Benefit in the Case of Normal Retirement..... 36
     6.3    Retirement Benefit in the Case of Early or
             Deferred Retirement.................................... 37
     6.4    Retirement Benefit in the Case of Re-employment
             Formerly Retired Participant........................... 37
     6.5    Form of Retirement Benefit.............................. 38
     6.6    Election of Forms and Commencement of Payments.......... 39
     6.7    Post-Retirement Cost-of-Living Adjustment............... 45

     ARTICLE VII                                    INCIDENTAL BENEFITS

     7.1    Termination of Employment Before Attainment
             of Retirement Age...................................... 48
     7.2    Surviving Spouse Benefit................................ 49
     7.3    Disability of a Participant............................. 49

ARTICLE VIII                                         GENERAL PROVISIONS

     8.1.1  Plan Modification: Authority............................ 51
     8.1.2  Plan Modification: Merger............................... 51
     8.1.3  Plan Modification: Termination.......................... 51
     8.2.1  Duties: Plan Administrator.............................. 51
     8.2.2  Duties: Employer........................................ 51
     8.3    Claims Procedure........................................ 52
     8.4    Review Procedure........................................ 52
     8.5    Termination of the Plan................................. 53
     8.6    Qualification of the Plan and
             Conditions of Contributions............................ 53
     8.7    Beneficiaries........................................... 53
     8.8    Spendthrift Clause...................................... 54
     8.9    Annuities............................................... 54
     8.10   Limitations of the Employer's Liability................. 55
     8.11   Non-Guarantee of Employment............................. 55
     8.12   Applicable Law.......................................... 55
     8.13   USERRA Requirement...................................... 55

     ARTICLE IX                                        DIRECT ROLLOVERS

     9.1    General Rule............................................ 56
     9.2    Definitions............................................. 56



     SIXTH AMENDMENT
     TOC
     Effective 10/13/96

                                   ARTICLE I

                           STATEMENT OF PURPOSE AND
                                  INTENTIONS


1.1  Purpose
---  -------

     The Trustees adopt this Plan as a defined benefit retirement plan. The primary purpose of this Plan is to provide retirement benefits to certain Employees who qualify for such benefits as more particularly provided herein. Any death or other nonretirement benefits payable pursuant to this Plan shall be incidental to the Plan's primary purpose.

1.2  Intent to Qualify
---  -----------------
     It is the Trustees' intent that this Plan be a qualified plan in the meaning of sec. 401 of the Internal Revenue Code of 1986, as amended, that any trust that may become part hereof be exempt from tax under sec. 501(a) of the Code, and that contributions made by the Employer be deductible under sec. 404 of the Code. This Plan shall be interpreted, applied and administered in a manner consistent with this intent to qualify. All amounts contributed to, accumulated and/or held pursuant to this Plan shall not be diverted to or used for other than the exclusive benefit of the Participants or their beneficiaries until after such amounts have been distributed from this Plan.

1.3  Effect of Amendment and Restatement
---  -----------------------------------
     This Plan is an amendment and restatement of the Standard Retirement Plan for Home Office Personnel. As such, it is effective only with respect to Employees who terminate employment with the Employer on or after the date the restated Plan was adopted, so that the rights to benefits from the Plan, if any, of former Employees who terminated employment before that date shall be determined according to the Plan as it was on the date they terminated employment, except to the extent that it may cause this Plan's document to more accurately reflect both the intent of the Employer and the ongoing administration of the Plan, and except as may be otherwise specifically provided in this Plan, and except to the extent required by law.

                                  ARTICLE II

                                  DEFINITIONS

For the purposes of this Plan, when the following terms appear in this Plan in boldface type, they shall have the meanings indicated in this Article unless a different meaning is clearly required by the context.

Whenever required by the context, masculine pronouns shall include the feminine, and singular the plural.

2.1  Actuarial Value means, as of the Annuity Starting Date, the net single
---  ---------------
     premium to provide a benefit. In computing the net single premium, all mortality rates for both males and females are from the 1984 Unisex Pension mortality table (UP-84) with no adjustment. The interest rates used shall be the interest rates which would be used (as of January 1 in the pertinent calendar year in which occurs the Annuity Starting Date) by the Pension Benefit Guaranty Corporation (PBGC) for purposes of determining the present value of a lump sum distribution on plan termination.

     Also, regarding any benefits that become payable due to a Participant's retirement (pursuant to Article VI), in computing the net single premium that is necessary to provide such a benefit, an annual post-retirement cost-of-living increase shall be assumed. The amount of the annual increase shall be assumed to be three percent (3%), and shall be based on the amount of benefit that is payable immediately prior to the first application of the cost-of-living increase. However, where (pursuant to Section 6.7(b)) two separate portions of a benefit are to become subject to cost-of-living increases at different times, the net single premium to provide the entire benefit shall be determined by (1) treating the two separate portions as each being a separate benefit, (2) calculating the net single premium necessary to provide each separate benefit, and then (3) adding together those two premiums, resulting in the net single premium for the entire benefit.

     However, in no event shall the benefit payable in any optional form or at any time other than Normal Retirement Age be less than the benefit payable in such optional form or at such other time based on (a) the Participant's accrued Normal Retirement Benefit, and (b) the definition of Actuarial Value in the Plan, as each existed on the date prior to the date this amendment and restatement was adopted (as set forth on the signature page of this document).

2.2  Actuary means an enrolled actuary in the meaning of sec. 7701 (a)(35) of
---  -------
     the Code, as amended, who has been retained by the Employer either directly or through an Insurance Company in connection with the Plan.

2.3  Agent means an agency manager, district manager, associate manager, agency
---  -----
     supervisor, career agent, general agent, or senior agent engaged as such pursuant to a contract with Standard. Agent does not mean any person not described in the foregoing sentence except as may be provided by amendment to the Plan.

2.4  Anniversary Date means each January 1.
---  ----------------

2.5  Annuity Starting Date means the first day of the first period for which an
---  ---------------------
     amount is payable as an annuity or any other form.



FIRST AMENDMENT
Art. II Section 2.1
Effective 1/1/93                       2

2.6  Basic Monthly Earnings means the average monthly Compensation paid to a
---  ----------------------
     Participant during the 60-consecutive-month period within the most recent 120 consecutive months of Service performed as an Eligible Employee which will produce the highest such average.

     For the purposes of this Section, two months shall be considered "consecutive" even if there were intervening months during which the Participant accrued no Hours of Service. Also, if as of the time of computation the Participant has accrued Hours of Service as an Eligible Employee in fewer than 60 months, his Compensation shall be averaged over as many months as there are.

     Similarly, employment before and after a Break in Service Year will be counted as consecutive if the number of the Participant's consecutive Break in Service Years at that time is less than the aggregate number of Years of Vesting Service that are credited before the Break in Service Year.

     Finally, if there is more than one period of employment as an Eligible Employee within the Participant's most recent 120 months of such employment, but none of those periods contains at least 60 consecutive months, then the period of longest duration shall be used.

2.7  Beneficiary is defined in Section 8.7, except as specifically provided to
---  -----------
     the contrary elsewhere in this Plan.

2.8  Break in Service Year means a twelve-consecutive-month period commencing on
---  ---------------------
     an Anniversary Date and during which an Employee (or former Employee) is credited with not more than 500 Hours of Service.

2.9  Code means the Internal Revenue Code of 1986, as amended, and all
---  ----
     regulations promulgated thereunder.

2.10  Company means Standard Insurance Company.
----  -------

2.11  Compensation means wages, salary, and/or other remuneration that is
----  ------------
      received by an individual during a Plan Year for Service performed while an Eligible Employee and that is required to be reported as income on the individual's Form W-2 for federal income tax purposes, EXCEPT that Compensation shall not include amounts attributable to Company-wide profit sharing bonuses, officers' hiring or relocation bonuses, other individualized bonuses paid to officers, long-term incentive compensation plans, reimbursement for unused vacation at the time of termination of Service, severance pay, taxable fringe benefits, tax reimbursements, awards and prizes, club dues, noncash compensation, or contributions to and benefits from any other employee benefit plan maintained by the Company except as provided in (a) below. However, officers' incentive pay (other than amounts excluded above) shall be included for the Plan Year in which the Service was performed rather than the Plan Year in which paid.



FIFTH AMENDMENT
Section 2.11
Effective 1/1/95                        3

(a)  In addition, Compensation shall include the following amounts:

     (1) all elective deferrals (as defined by Code sec. 402(g)(3)) made by the Participant during the Plan Year pursuant to a cash or deferred arrangement sponsored by the Employer; and

     (2) all Compensation accrued by the Participant during the Plan Year but which is not then included as taxable income of the Participant pursuant to a "cafeteria" or other such plan maintained by the Employer according to Code sec. 125.

(b) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code sec. 401 (a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code sec. 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     Any provision of this Section to the contrary notwithstanding, the amount of Compensation for each Participant taken into account under this Plan in any Plan Year beginning after 1988 and before 1994 may not exceed $200,000, or such greater amount as the Secretary of the Treasury or his delegate may have authorized pursuant to Code sec. 401(a)(17). The adjusted limit in effect on January 1 of any calendar year shall be effective for any Plan Year beginning in that calendar year. The first such dollar adjustment became effective as of January 1, 1990.



FIFTH AMENDMENT
Section 2.11
Effective 1/1/95                         3a

     In applying the limit described in this subsection, the family aggregation rules of Code sec. 414(q)(6) shall apply, except that for such purpose, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If as a result of the application of these family aggregation rules the adjusted limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides or is amended to provide for permitted disparity) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

(c)  Formula with extended wear-away:

     Unless otherwise provided under the Plan, each section 401(a)(17) Employee's accrued benefit under this Plan will be the greater of the accrued benefit determined for the Employee under (1) or (2) below:

     (1) the Employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total Years of Service taken into account under the Plan for the purposes of benefit accruals, or

     (2)  the sum of:

          (A) the Employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with section 1.401 (a)(4)-13 of the regulations, and

          (B) the Employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

     A "section 401(a)(17) Employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

2.12 Date of Employment means the date on which an Employee has his first Hour
---- ------------------
     of Service.

     Date of Engagement means the date on which an Agent has his first Hour of
     ------------------
     Service.

2.13 Date of Re-employment means the first date as of which an Employee has an
---- ---------------------
     Hour of service after his most recent termination of Service.

     Date of Re-engagement means the first date as of which an Agent has an Hour
     ---------------------
     of Service after his most recent termination of Service.



FOURTH AMENDMENT
Section 2.11
Effective 1/1/95                        4

2.14 Effective Date means July 1, 1955. The effective date of this amendment and
---- --------------
     restatement is:

     (1) January 1, 1987, for those Plan provisions required to be made effective for Plan Years beginning after December 31, 1986, pursuant to the Tax Reform Act of 1986 ("TRA '86") and subsequent legislation;

     (2) January 1, 1989, for those Plan provisions required to be made effective for Plan Years beginning after December 31, 1988, pursuant to TRA '86 and subsequent legislation; and for all other Plan provisions,

     (3) January 1, 1993, except as may be otherwise required by law for particular Plan provisions.

2.15  Employee means a natural person who performs Service for the Employer in
----  --------
      exchange for Compensation, but excluding any independent contractor. For the purposes of this Plan, Employee shall be further described as follows.

      (a)  Eligible Employee means any Employee whose Service is not performed
           -----------------
           as a Leased Employee and whose Service is at the Company's Home Office or at any agency office of the Company, including but not limited to the Group Field Force; however, Eligible Employee specifically does not mean any person who is an Agent. Effective November 30, 1993, the definition of Eligible Employee shall exclude any Employee who is a participant in a plan which was neither established nor maintained by the Company but to which the Company made contributions on behalf of such Employee.

      (b)  Highly Compensated Employee ("HCE") means:

           (1) The group of HCEs includes any Employee who during the Plan Year performs services for the Employer and who (i) is a 5-percent owner, (ii) receives compensation for the Plan Year in excess of the sec. 414(q)(1)(B) amount for the Plan Year, (iii) receives compensation for the Plan Year in excess of the sec. 414(q)(1)(C) amount for the Plan Year and is a member of the top paid group of Employees within the meaning of sec. 414(q)(4), or
                (iv) is an officer and receives compensation during the Plan Year that is greater than 50 percent of the dollar limitation in effect under sec. 415(b)(1)(A). If no officer satisfies the compensation requirement during the Plan Year, the highest paid officer for such year shall be treated as an HCE.

                For purposes of determining who is an HCE, compensation means compensation within the meaning of sec. 415(c)(3) as set forth in the Plan for purposes of determining the (s)415 limits, except that amounts excluded pursuant to sections 125, 402(e)(3), 402(h)(1)(B) and 403(b) are included. If compensation used for purposes of



FIFTH AMENDMENT
Section 2.15
Effective 1/1/95                        5
                determining the (s)415 limits under the Plan is not defined as total compensation as provided under sec. 415(c)(3) and the regulations thereunder, then for purposes of determining who is an HCE, compensation means compensation within the meaning of sec. 1.415-2(d)(1 1)(1) of the Income Tax Regulations, except that amounts excluded pursuant to sections 125, 402(e)(3), 402(h)(1)(B) and 403(b) are included.

           (2) If an Employee is a family member of either a 5-percent owner (whether active or former) or an HCE who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5-percent owner or top-ten HCE shall be aggregated. In such case, the family member and 5-percent owner or top-ten HCE shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of the compensation and benefits of the family member and 5-percent owner or top-ten HCE. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee, and the spouses of such lineal ascendants and descendants.

           (3) The determination of who is an HCE, including the determination of the number and identity of Employees in the top paid group, the number of Employees treated as officers and the compensation that is taken into account, shall be made in accordance with the sec. 414(q) and sec. 1.414(q)-lT of the temporary Income Tax Regulations to the extent they are not inconsistent with the method established above.

     (c)  Key Employee means (solely for the purposes of Section 5.5 an Employee
          ------------
          who, at any time during the Plan Year or 4 preceding Plan Years, was:

           (1) an officer of the Employer having an annual Compensation greater than 50% of the amount in effect under Code sec. 415(b)(1)(A) for any such Plan Year; or

           (2) one of the ten Employees having annual Compensation greater than the limitation in effect under Code sec. 415(c)(1)(A) and owning (or considered as owning within the meaning of Code sec. 318) the largest interests of the Employer; or

           (3)  a 5 percent owner of the Employer; or

           (4) a 1 percent owner of the Employer having an annual Compensation of more than $150,000.



FIFTH AMENDMENT
Section 2.15
Effective 1/1/95                        6

          For the purposes of this Plan, Key Employee shall be described more particularly by (and in any event, interpreted consistent with) Code sec. 416(l)(1) and regulations promulgated thereunder.

     (d)  Leased Employee means a person who is employed (either as a common law
          ---------------
          employee or an independent contractor) by a leasing organization (but not by the Employer) and who performs services for the Employer on a substantially full-time basis for a period of at least one year, where such services are of a type historically performed by Employees within the business field of the Employer, and where such services are provided pursuant to a contract between the leasing organization and the Employer, EXCEPT that if such person is covered under a money purchase pension plan maintained by the leasing organization and which provides (1) a nonintegrated employer contribution rate of at least
          7 1/2% of compensation for services performed prior to January 1, 1987, and at least 10% of compensation for services performed after December 31, 1986, with compensation being determined according to Code sec. 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code sec. 125, 402(a)(8), 402(h), or 403(b); (2) immediate participation; and (3) full and immediate vesting, AND if the sum of all such persons is not more than 20% of the Employer's "nonhighly compensated workforce" (as defined in 26 CFR 1.414(n)-2(f)(3)(ii)), then for the purposes of this Plan such person is not a Leased Employee, and is at that time ineligible to a benefit or any vested interest in this Plan.

     Any provisions of this Section and this Plan to the contrary notwithstanding, the term "Leased Employee" shall be more specifically defined by, and Leased Employees shall be treated under this Plan consistent with, Code sec. 414(n) and 26 CFR 1.414(n)-2.



FIFTH AMENDMENT
Section 2.15
Effective 1/1/95                        7

2.16  Employer means Standard Insurance Company and any other person or business
----  --------
      organization which has adopted and maintains this Plan on behalf of its Employees with the consent of Standard Insurance Company.

      In addition, to the extent required for this Plan's qualification for special tax treatment under the Code (including, for example, meeting the requirements of Code sec. 415), and to the extent otherwise required by applicable law, including for example the determination of a Participant's Years of Vesting Service, Employer also means any predecessor organization which previously maintained this Plan on behalf of its employees (but only with regard to that period of time during which the Plan was maintained by such organization (s)), and any employer which, together with the Employer (as otherwise defined in this Section), is a member of a controlled group of corporations in the meaning of Code sec. 414(b), or is a member of a group of trades or business (whether or not incorporated) under common control in the meaning of Code sec. 414(c), or is a member of an affiliated service group in the meaning of Code sec. 414(m), or is otherwise required to be aggregated by Code sec. 414(o), EXCEPT that for the purpose of determining this Plan's compliance with the requirements of Code sec. 415, Code secs. 414(b) and (c) shall be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" each place it appears in Code sec. 1563(a)(1) defining "a parent-subsidiary controlled group".

2.17  Hour of Service means:
      ---------------
      (a) each hour for which an Employee is paid, or entitled to payment, by the Employer for the performance of duties;

      (b) each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer on account of a period of time during which



FIFTH AMENDMENT
Section 2.16
Effective 1/1/95                         8
           no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence except with respect to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation or unemployment compensation or disability insurance laws or which are solely in reimbursement to the Employee for medical or medically-related expenses incurred by the Employee; however, no more than 501 Hours of Service shall be credited pursuant to this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year); and

      (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer; however, an Hour of Service shall not be credited under both this paragraph and paragraph
           (a) or (b), above.

     Hours of Service credited under paragraphs (b) and (c), above, shall be credited in accordance with Department of Labor Regulations found at 29CFR sec. 2530.200b-2(b). Hours of Service shall be credited to the appropriate Plan Year in accordance with 29CFR sec. 2530.200b-2(c).

     Hours of Service included pursuant to paragraph (a) shall be determined according to records of employment maintained by the Employer. If such records do not provide an adequate basis for determining the actual number of Hours of Service accrued by a particular Employee (e.g. a salaried Employee), then Hours of Service under paragraph (a) shall be credited to the Employee on a weekly basis and the Employee shall be credited with 45 Hours of Service for every week in which he has accrued at least one Hour of Service as otherwise described in paragraph (a).

     Special Rule for Maternity or Paternity Absences
     ------------------------------------------------

     If an Employee is absent from work due to

     (1)  the pregnancy of the Employee,

     (2)  the birth of a child to the Employee,

     (3) the placement of a child with the Employee pursuant to the Employee's adoption of the child, or

     (4) the care of such child described in (2) or (3) above immediately following its birth or placement,

     the Employee shall nonetheless be credited with the number of Hours of Service which normally would have been credited to the Employee but for said absence (or, if the Plan Administrator is unable to determine said number, with eight (8) Hours of Service for each regularly scheduled workday the Employee is absent), to a maximum of 501 Hours of Service,

     PROVIDED that this special crediting of Hours of Service occurs during only one Plan Year, and


Art. II                                  9

     PROVIDED that the Plan Year in which such Hours of Service are credited is the Plan Year in which the absence begins, unless such crediting would not be necessary to avoid a Break in Service Year in said Plan Year, in which case such Hours of Service shall be credited as they accrue in the Plan Year immediately following the Plan Year in which the absence begins, and

     PROVIDED that the crediting of such Hours of Service shall be solely for the purpose of avoiding a Break in Service Year, and shall not operate to increase any Employee's or former Employee's vested percentage or retirement benefit, nor shall the crediting have any other operative effect regarding this Plan, and

     PROVIDED that, under rules established by the Plan Administrator, the Employee may be required to provide to the Plan Administrator written certification from the Employee's attending doctor or other professional attendant at birth or representative of the relevant adoption agency to establish that the absence from work is for the reasons referred to above.

2.18  Insurance Company means a legal reserve life insurance company, licensed
----  -----------------
      to do business in the state of Oregon, with which the Trustees have entered into a contract to provide benefits under the Plan.

2.19  Limitation Year, for purposes of determining the limitation on certain
----  ---------------
      additions to the Plan for the benefit of an Employee as described in
      Section 5.3, means a twelve-consecutive-month period beginning on an Anniversary Date.

      All qualified plans of the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

2.20  Normal Retirement Age, Normal Retirement Benefit, and Normal
----  ------------------------------------------------      ------
      Retirement Date are defined in Article VII under "Retirement Benefits".
      ---------------

2.21  Participant means an Employee or former Employee who has become a
----  -----------
      Participant or resumed participation pursuant to Section 3.1 or 3.5 and who has not subsequently ceased to participate as provided in Section 3.4. A Participant may be Active or Inactive as provided in Section 3.3.

2.22  Plan means this Standard Retirement Plan for Home Office Personnel.
----  ----

2.23  Plan Administrator means one or more persons appointed by the Trustees to
----  ------------------
      control and manage the operation and administration of the Plan. The person or persons so appointed shall constitute a named fiduciary or fiduciaries for purposes of the Employee Retirement Income Security Act of 1974. If no Plan Administrator is appointed, then the Employer (or the Trustee(s) if the Plan is trusteed) shall be the Plan Administrator.

2.24  Plan Year means a period of time commencing on an Anniversary Date and
----  ---------
      ending with the day immediately preceding the next Anniversary Date.

2.25  Reguired Beginning Date
----  -----------------------
      (a)  General Rule. Required Beginning Date means, for any Participant,
           ------------
           April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.


FIRST AMENDMENT
Art. 11 Section 2.19
Effective 1/1/93                        10

      (b) Transition Rules: The Required Beginning Date of any Participant who attained age 70 1/2 before January 1, 1988, shall be determined according to (1) or (2) below:

           (1) The Required Beginning Date of a Participant who is a 5% owner is April 1 of the calendar year following the later of:

                (A) the calendar year in which the Participant attained age 70 1/2, or

                (B)  the calendar year in which the Participant retires.

            (2) The Required Beginning Date of any Participant who is a 5% owner during any year beginning after December 31, 1979, is April 1 of the calendar year following the later of:

                 (A) the calendar year in which the Participant attained age 70 1/2, or

                 (B)  the earlier of

                      (i) the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner, or

                      (ii) the calendar year in which the Participant retires.

      (c) The Required Beginning Date of any Participant who is not a 5% owner, who attained age 70 1/2 during 1988, and who did not retire as of January 1, 1989, is April 1, 1990.

      (d) 5% owner, for purposes of this Section, means a Participant who is a 5% owner within the meaning of Code sec. 416(i) (except without regard to whether the Plan is actually top-heavy) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 66 1/2, or any subsequent Plan Year.

2.26  Retirement and Retirement Date are defined in Article VI under
----  ----------     ---------------
      "Retirement".

2.27  Service means employment of the Employee or engagement of the Agent by the
----  -------
      Employer for the performance of labor or duties by the Employee or Agent on behalf of the Employer and for which the Employee or Agent is to be compensated by the Employer.

2.28  Social Security Retirement Age means:
----  ------------------------------
      (A)  age 65, for Participants born before January 1, 1938

      (B) age 66, for Participants born after December 3, 1937, but before January 1, 1955; and

      (C)  age 67 for Participants born after December 31, 1954.



FIRST AMENDMENT
Art. II Section 2.26
Effective 1/1/93                        11

2.29  Total and Permanent Disability means a physical or mental condition which
----  ------------------------------
      results in a Participant being eligible to receive disability benefits under the federal Social Security program, or under any formal program of long term disability insurance provided by the Employer.

      Total and Permanent Disability of the Participant must be certified to the Plan Administrator by the Company. The Participant must furnish written proof of Total and Permanent Disability satisfactory to the Company within 90 days after commencement of Total and Permanent Disability, and thereafter as often as the Company may reasonably require. The Company shall have the right and opportunity to examine the person of any Participant as often as it may be reasonably required during any period for which Total and Permanent Disability status is claimed.

      For purposes of this Section, a Participant's Total and Permanent Disability shall cease on the earliest of the following dates:

      (1) the date on which the Participant is no longer Totally and Permanently Disabled under the terms of this Section;

      (2) the date on which the Participant fails to furnish written proof of disability or fails to be examined as required by the Company.

      (3)  the date of the Participant's death; or

      (4) the date which the Participant has designated as his Early Retirement Date, Normal Retirement Date or Deferred Retirement Date.

2.30  Trustees means those persons or the organization with which the Employer
----  --------
      has entered into a trust agreement to provide benefits under the Plan.

      However, at any time that the Plan is not trusteed, "Trustees" shall mean the Company.

2.31  Years of Service
----  ----------------
      Each Participant's accrued Pension Credit, and therefore his benefits under this Plan, and also the extent to which he owns (or is "vested" in) those benefits, is determined with reference to his period(s) of employment by the Employer, which shall be described as his Years of Service.

      For the purposes of determining the Participant's accrued Pension Credit, his periods of employment shall be described as Years of Benefit Service.

      For the purposes of determining the Participant's vested interest in his benefits under the Plan, his periods of employment shall be described as Years of Vesting Service.

      (a)   Years of Benefit Service
            ------------------------
            Subject to the exclusions described below, each Participant's Years of Benefit Service shall be measured as follows.



Art. II                                 12

     A Participant shall be credited with one Year of Benefit Service for each Plan Year which commenced on or after the Effective Date and during which the Participant accrued at least 1,000 Hours of Service as an Eligible Employee.

     In addition, if the Participant was an Employee on the Effective Date he shall be credited with one Year of Benefit Service for each Plan Year prior to the Effective Date for which he is credited with at least 1,000 Hours of Service as an Eligible Employee.

     Finally, if the Participant is credited with fewer than 1,000 Hours of Service as an Eligible Employee for the Plan Year in which occurs the Participant's latest termination of Service, then the Participant shall be credited with fraction of a Year of Benefit Service, the numerator of which shall equal the Participant's Hour of Service as an Eligible Employee that are credited for that Plan Year, and the denominator of which shall equal 1,000.

(b)  Exclusions from Benefit Service

     If a Participant or former Participant accrues a Break in Service Year, all Years of Benefit Service attributable to his employment prior to that Break in Service Year shall thereafter be disregarded unless either

     (1) his Vested Percentage is greater than zero at the time the Break in Service Year has accrued, or

     (2) prior to January 1, 1985, he has a Year of Benefit Service after the Break in Service Year and the number of his consecutive Break in Service Years is less than the aggregate number of his Years of Benefit Service before the Break in Service Year, not taking into account Years of Benefit Service previously disregarded because of a prior Break in Service Year; or

     (3) after December 31, 1984, the number of his consecutive Break in Service Years is less than (A) or (B), whichever is greater, where

          (A)  equals 5, and

          (B) equals the aggregate number of his Years of Benefit Service before the Break in Service Years, not taking into account Years of Benefit Service previously disregarded because of prior Break in Service Years.

     The following Years of Benefit Service shall also be disregarded for the purposes of this Plan.

     (1) Benefit Service attributable to the Plan Year in which the Participant's Date of Employment occurred shall be disregarded. However, if the Participant is hired after 1975, and his Date of Employment is January 1, Benefit Service attributable to the Plan Year in which his Date of Employment occurred shall be counted.

     (2) All Benefit Service which accrued before January 1, 1976, shall be disregarded if the Participant was not an Eligible Employee on January 1, 1976.



SECOND AMENDMENT
Section 2.31
Effective 1/1/93                         13

     (3) All Benefit Service which is attributable to Service performed before the Plan Year in which the Participant attained age 21 shall be disregarded.

     Benefit Service may also be disregarded pursuant to Section 7.1, regarding distribution due to termination of Service.

(c)  Years of Vesting Service
     ------------------------
     Subject to the exclusions described below, each Participant's Years of Vesting Service shall be measured as follows.

     A Participant shall be credited with one Year of Vesting Service for each twelve-consecutive-month period which commenced on an Anniversary Date on or after the Effective Date and during which the Participant accrued at least 1,000 Hours of Service.

     In addition, if the Participant was an Employee on the Effective Date, he shall also be credited with one Year of Vesting Service for each twelve-consecutive-month period which commenced on an Anniversary Date prior to the Effective Date and during which the Participant accrued at least 1,000 Hours of Service.



SECOND AMENDMENT
Section 2.31
Effective 1/1/93                        13a

(d)  Exclusions from Vesting Service
     -------------------------------

     If a Participant or former Participant accrues a Break in Service Year, all Years of Vesting Service attributable to his employment prior to that Break in Service Year shall thereafter be disregarded unless either

     (1) his Vested Percentage is greater than zero at the time the Break in Service Year has accrued, or

     (2) prior to January 1, 1985, he has a Year of Vesting Service after the Break in Service Year and the number of his consecutive Break in Service Years is less than the aggregate number of his credited Years of Vesting Service before the Break in Service Year, not taking into account Years of Vesting Service previously disregarded because of a prior Break in Service Year; or

     (3) after December 31, 1984, the number of his consecutive Break in Service Years is less than (A) or (B), whichever is greater, where

          (A)  equals 5, and

          (B) equals the aggregate number of his Years of Vesting Service before the Break in Service Years, not taking into account Years of Vesting Service previously disregarded because of prior Break in Service Years.



Art. II                                 14

                                  ARTICLE III

                                 PARTICIPATION

3.1  Commencement of Participation
---  -----------------------------
     The date of commencement of participation of Employees who were Participants before the date as of which this restatement of the Plan became effective (i.e. January 1, 1993) shall be determined by the terms of this Plan as it was in effect before this restatement.

     An Employee who did not participate before this restatement became effective shall commence participation on this restatement's effective date if he meets the Plan's Minimum Participation Standards. If not, he shall commence participation on the first Entry Date thereafter on which he meets the Plan's Minimum Participation Standards.

     The Entry Dates shall be each Anniversary Date. However, for any person who was an Agent immediately prior to becoming an Eligible Employee, and who also is at least 20 years of age, that person's Entry Date shall be the date on which he became an Eligible Employee.

3.2  Minimum Participation Standards
---  -------------------------------
     An Employee meets the Plan's Minimum Participation Standards at any time when he satisfies the following conditions:

     (a)   He is an Eligible Employee.

     (b)   He is at least 20 years of age.

3.3  Active Participation; Inactive Participation
---  --------------------------------------------

     Once an Employee has commenced participation (or if he subsequently ceased to participate, once he has resumed participation), he shall be an Active Participant with respect to each Hour of Service accrued while he is an Eligible Employee. At any time thereafter at which he is not an Eligible Employee, but before his participation has ceased, he shall be an Inactive Participant.

3.4  Cessation of Participation
---  --------------------------

     A Participant shall cease to participate in this Plan (without regard to his status as an Employee) as of the first date on which his Service has most recently terminated and also on which he has no rights (present or contingent) to any benefit under this Plan.

3.5  Participation on Resumption of Employment
---  -----------------------------------------
     A former Employee who participated during the period of his prior employment and who is still credited with Vesting Service (pursuant to Section 2.31) shall resume participation as of his first Hour of Service upon resumption of Service as an Eligible Employee.

     Any other former Employee shall commence participation as of the first Entry Date which occurs on or after his Date of Re-employment and as of which he has satisfied the Minimum Participation Standards described in
     Section 3.2.



Art. III                                15

                                  ARTICLE IV

                           CONTRIBUTIONS AND FUNDING

4.1  Employer Contributions
---  ----------------------

     The Employer, in consultation with the Actuary, shall contribute whatever amounts are required to provide the benefits and pay the expenses of the Plan.

     Upon termination or partial termination of the Plan pursuant to Section 8.1, the Employer's obligation to make further contributions to the Plan on behalf of affected Employees shall cease, except for any additional contribution which may be necessary to meet the minimum funding requirements of the Employee Retirement Income Security Act of 1974. Vested benefits at termination or partial termination are payable only from the Plan's assets and only to the extent then funded and the Employer's liability shall be limited to the assets of the Plan as of the date of such termination, except as may be required to the contrary by law.

4.2  Non-diversion of Funds
---  ----------------------

     Subject to Sections 8.5 and 8.6, all funds contributed to the Plan shall be applied for the exclusive benefit of Participants and their Beneficiaries, except for such reasonable expenses as may be incurred in the operation of the Plan. Except as provided in Section 8.6, no funds or any income earned thereon may ever revert to the Employer prior to full satisfaction of all liabilities under this Plan.

4.3  Application of Funds Released
---  -----------------------------

     Any funds which may be released by an Insurance Company in the form of a dividend or experience refund, and any funds released by the death or termination of a Participant, or from any other source, shall not be applied to increase the benefits any Employee would otherwise receive under the Plan at any time prior to the termination of the Plan nor revert to the Employer prior to such time, but shall be applied to reduce the amount of future Employer contributions to the Plan.

4.4  Funding
---  -------

     The Employer shall enter into such insurance or annuity contracts or trust agreements as it considers appropriate to provide the benefits called for under the Plan in accordance with applicable federal law.



Art. IV                                 16

                                   ARTICLE V

                              ACCRUAL AND VESTING
                                  OF BENEFITS

5.1  Accrual of Normal Retirement Benefit
---  ------------------------------------
     (a) The amount of each Participant's accrued Normal Retirement Benefit at any time shall equal not less than his accrued Pension Credit at that time, determined from the following formula.

     (b) The accrued Pension Credit of each Participant who has accrued no Hour of Service on or after January 1, 1989, shall be determined according to the terms of this Plan as such terms existed immediately prior to this most recent restatement of the Plan.

     (c) Subject to subsections (d) and (e) below, for each person who at any time on or after January 1, 1989, has been a Participant and has accrued one or more Hours of Service as an Eligible Employee, that person's accrued Pension Credit shall equal the product of (1) and 2), where

          (1)  equals the sum of

               (A)  1.15% of the Participant's Basic Monthly Earnings, plus

               (B) 0.45% of the amount by which the Participant's Basic Monthly Earnings exceeds 1/12th of $10,000; and

          (2)  equals the lesser of

               (A) the sum of the Participant's accrued Years of Benefit Service, or

               (B)  35.

          The provisions of this subsection (c) shall apply retroactively, beginning as of January 1, 1989.

     (d) Subsection (c) above to the contrary notwithstanding, the Participant's accrued Pension Credit at any time shall not equal less than the amount if any) credited on behalf of the Participant as of December 31, 1985, pursuant to Formula B of Section 5.2 of this Plan as it existed immediately prior to this restatement of the Plan.

     (e) In any event, at any time after the earliest date on which the Participant could retire, his accrued Pension Credit shall equal not less than the monthly benefit that would have been payable in the form of a Straight Life Annuity, after any actuarial adjustment applicable pursuant to Section 6.3, had he retired on any earlier date on which he was eligible to retire.

     (f) Effective November 30, 1993, the accrual of Pension Credit shall be frozen of each Participant covered by any retirement plan which is not established or maintained by the Company but to which the Company made contributions on behalf of such Participant.



SECOND AMENDMENT
Section 5.1
Effective 11/30/93                     17

5.2  Vesting of Normal Retirement Benefit
---  ------------------------------------
     (a) At any time, a Participant's vested interest in his Normal Retirement Benefit shall be stated in terms of his Vested Percentage, which shall be determined from the following schedule according to his Years of Vesting Service (unless the Plan's Top-Heavy Provisions (Section 5.5) become effective, in which case the vesting schedule stated therein shall control):

              Years of Service             Vested Percentage
              ----------------             -----------------

                 Less than 5                       0%
                  5 or more                      100%

          In addition, a Participant's right to his Normal Retirement Benefit shall become fully vested and nonforfeitable if he is an Employee on attainment of Normal Retirement Age (as described in Section 6.1).

     (b) The portion of a Participant's Normal Retirement Benefit to which he has obtained a nonforfeitable right shall be referred to herein as his "Vested Normal Retirement Benefit", and shall be the product of his Pension Credit, determined according to Section 5.1, multiplied by his Vested Percentage.

     (c) Under no circumstances shall any amendment of this Plan reduce any Participant's vested interest regarding any benefits accrued under this Plan as of the adoption date (or effective date, if later) of such amendment. With regard to the effect of such an amendment on subsequently accrued benefits, for each Participant whose vested interest under the Plan as amended would at any future time be less than it would be if determined without regard to such amendment, then provided that the Participant had completed at least three Years of Vesting Service as of the adoption date (or effective date, if later) of the amendment, such Participant may irrevocably elect in a writing delivered to the Plan Administrator during the election period described below to have his vested interest in his subsequently accrued benefits under this Plan determined without regard to such amendment.

          For the purpose of this Section, the election period within which such election may be delivered to the Plan Administrator shall begin as of the adoption date of the amendment, and shall end on the sixtieth day after the latest of:

          (a)  the adoption date of the amendment;

          (b)  the effective date of the amendment; or

          (c) the date on which the Participant received written notice of the amendment from the Employer or Plan Administrator.

5.3  General Limitation on Accrual of Benefits
---  -----------------------------------------

     (a)   General Rule:

           (1) At any time, the annual benefit payable on behalf of a Participant pursuant to this Plan shall not exceed the maximum permissible amount determined according to this Section.

Art. V                                  18

     (2) For any Limitation Year, if the Participant would otherwise accrue a benefit which would result in an annual benefit in excess of the maximum permissible amount, then such accrual shall be reduced, but only to the extent necessary for the annual benefit to equal the maximum permissible amount.

     (3) If the Participant is or ever has been covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's annual benefits from all such plans may not exceed the maximum permissible amount. Accruals under this Plan for any Limitation Year shall be reduced to the extent necessary to prevent any such excess from occurring.

     (4) If the Employer maintains, or at any time maintained, one or more qualified defined contribution plans, welfare benefit funds (defined in Code sec. 419(e)), and/or individual medical accounts (defined in Code sec. 415(l)(2)) which covered any Participant, then for any Limitation Year the sum of the Participant's defined contribution fraction and defined benefit fraction shall not exceed 1.0. Accruals under this Plan shall be reduced to prevent such excess before any reduction in annual additions under the affected defined contribution plans, if possible, and any such accruals shall be reduced only to the extent necessary to prevent such excess from occurring.

          For the purposes of this subsection, nondeductible employee contributions to any defined benefit plan maintained by the Employer shall be treated as constituting a separate defined contribution plan maintained by the Employer.

     (5) The limitations in the General Rules stated in this Section shall not apply to the annual benefit (without regard to the age at which benefits commence) payable to a Participant under this Plan

          (A) if the retirement benefits derived from employer contributions payable with respect to the Participant under this Plan and all other defined benefit plans of the Employer do not in the aggregate exceed $10,000 for the Limitation Year, or for any prior Limitation Year, and

          (B) the Employer has not at any time maintained a defined contribution plan, any welfare benefit fund (as defined in Code sec. 419(e)), or any individual medical account (as defined in Code sec. 415(l)(2)) in which the Participant has participated.

          For this purpose the value of the retirement benefit payable under the Plan will not be adjusted upward for Early Retirement or for benefits which are not in the form of a Straight Life Annuity.

          (6) Where a Participant has less than 10 years of Vesting Service at the time he begins to receive retirement benefits under this Plan, the benefit limitations expressed in the general rule, and the $10,000 amount referred to in the special rule, shall be reduced by



SIXTH AMENDMENT
Section 5.3
Effective 1/1/96                       19
          multiplication by a fraction, the numerator of which is the number of Years of Vesting Service as of, and including, the current Limitation Year, but not less than 1, and the denominator of which is 10.

     (7) In the case of an individual who was a Participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the limitations of this Section shall not cause the maximum permissible amount for such individual under all such defined benefit plans to be less than the individual's current accrued benefit. The preceding sentence applies only if such defined benefit plans met the requirement of Code sec. 415, for all Limitation Years beginning before May 6, 1986.

(b)  Definitions:
     -----------

     Where used in this Section, the following definitions shall apply exclusively.

     (1) "Annual benefit" means a benefit which is payable annually in the form of a Straight Life Annuity under this Plan, not including any benefits attributable to Rollover Contributions or to a transfer of assets to this Plan from a qualified plan not maintained by the Employer. For purposes of applying the limitations of this Section, a benefit which is not payable in the form of a Straight Life Annuity shall be adjusted to a Straight Life Annuity beginning at the same age which is the actuarial equivalent of such benefit in accordance with rules determined by the Commissioner of Internal Revenue. However, for purposes of this adjustment the following values are not taken into account:

          (A) The value of a Qualified Joint and Survivor Annuity or a Joint and Contingent Survivor Annuity (as each are described elsewhere within Article VI) to the extent that such value exceeds the sum of (A) the value of a Straight Life Annuity beginning on the same date and (B) the value of any post-retirement death benefits which would be payable even if the annuity was not in the form of a joint and survivor annuity;

          (B) The value of benefits that are not directly related to retirement benefits (such as pre-retirement disability and death benefits);

          (C) The value of benefits provided by this Plan which reflect postretirement cost of living increases to the extent such increases are in accordance with Code sec. 415(d) and section 1.415-3(c)(2)(iii) of the Federal Income Tax Regulations.

     (2) "Compensation" means a Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer (without regard to whether received in cash or otherwise), and also means a person's Earned Income, if any, attributable to Service performed during the Limitation Year, but does not include:



FIRST AMENDMENT
Art. V Section 5.3
Effective 1/1/93                        20

     (A) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of sec. 415 of the Code to that plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed; employer contributions on behalf of the Participant to a simplified employee pension described in sec. 408(k) of the Code to the extent such contributions are deductible by the Participant under sec. 219(b)(7) of the Code; or any distributions from a plan of deferred compensation except amounts received by the Participant pursuant to an unfunded non-qualified plan in the year such amounts are includible in the Participant's gross income;

     (B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture for purposes of sec. 83 of the Code and regulations thereunder;

     (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or

     (D) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), or contributions made by an employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in sec. 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant).

(3) "Current accrued benefit" means a Participant's accrued benefit under this Plan expressed as an annual benefit, and determined as if the Participant had ceased to be an Employee as of the close of the last Limitation Year that began before January 1, 1987. For the purposes of determining a Participant's current accrued benefit, the following shall be disregarded:

     (A)  any change in the terms and conditions of the Plan after May 5, 1986;
          and

     (B)  any cost of living adjustments occurring after May 5, 1986.

(4) "Defined benefit dollar limitation" means $90,000, with such $90,000 limit being periodically adjusted according to cost of living adjustment factors prescribed by the Secretary of the Treasury pursuant to Code sec. 415(d) and regulations thereunder. The new Limitation resulting from cost of living adjustments will apply to Limitation Years ending within the calendar year of the date of the adjustment and shall apply to the annual benefit payable to a Participant, which is otherwise limited by the dollar limitation.

(5) "Defined benefit fraction" means a fraction, determined with reference to any Participant for any Limitation Year, according to the following provisions:

FIRST AMENDMENT
Art. V Section 5.3
Effective 1/1/93                        21

     (A) the numerator of which is the sum of all of the Participant's projected annual benefits under all of the defined benefit plans (whether or not terminated) maintained by the Employer, determined as of the close of the Limitation Year and according to Code sec. 415(e) and regulations thereunder; and

     (B)  the denominator of which is the lesser of:

          (i) the product of 1.25 (or, if the Plan is top-heavy, 1.0) multiplied by the dollar limitation determined for that Limitation Year pursuant to Code sec. 415(b)(1)(A) and Code sec. 415(d) and in accordance with paragraph (8) below; or

          (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code sec. 415(b)(1)(B) for that Participant and that Limitation Year,

          except that if the Participant participated as of the first day of the first Limitation Year that began after December 31, 1986, in one or more defined benefit plans which were maintained by the Employer and which were in existence on May 6, 1986, then the denominator of the fraction will not equal less than 125% of the sum of the annual benefits which the Participant had accrued under those plans as of the close of the last Limitation Year that began before January 1, 1987, disregarding any changes in the terms and conditions of those plans after May 5, 1986, but provided that this exception shall apply only if those defined benefit plans individually and in the aggregate satisfied the requirements of Code sec. 415 for all Limitation Years that began before January 1, 1987.

     For the purposes of this subsection (5), "projected annual benefits" means the annual benefit (as defined in subsection (1) above) to which the Participant would be entitled under the terms of this Plan assuming that the Participant remains an Employee until his attainment of Normal Retirement Age (or his current age, if later), and also assuming that the Participant's compensation (as defined in subsection (2) above) for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

     (6) "Defined contribution fraction" means a fraction, determined with reference to any Participant for any Limitation Year, according to the following provisions:

          (A) the numerator of which is the sum of the "annual additions" on behalf of the Participant under all defined contribution plans, defined benefit plans, welfare benefit funds (defined in Code sec. 419(e)), or individual medical accounts (defined in Code sec. 415(l)(2)) maintained by the Employer as of the close of the then-current Limitation Year and/or in any and all prior Limitation Years; and

Art. V                                  22

          (B) the denominator of which is the sum of the lesser of the following amounts for the then-current Limitation Year and for each prior Limitation Year in which the Participant was an
               Employee:

               (i) the product of 1.25 (or, if the Plan is top-heavy according to Section 5.5, 1.0) multiplied by the dollar limitation in effect under Code sec. 415(c)(1)(A) or for such Limitation Year (but without regard to Code sec. 415(c)(6); or

               (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code sec. 415(c)(1)(B) (or subsection (c)(7) or (c)(8), if applicable) regarding the Participant for such Limitation Year.

          Solely for the purposes of subsection (6)(A) above, "annual additions" has the meaning provided by Code sec. 415(c)(2) and regulations promulgated thereunder, so as to include the sum of the following amounts credited to the Participant's account for the Limitation Year:
          Employer contributions, Employee contributions, forfeitures, and any amounts attributable to any nondeductible Employee contributions received by this Plan or any other defined benefit plan (whether or not terminated) maintained by the Employer, except that for Limitation Years that began before January 1, 1987, annual additions shall not be recomputed to include any Mandatory or Voluntary Participant Contributions.

          Provided that the Plan satisfied the applicable requirements of Code sec. 415 as then in effect for the Limitation Year (if any) which began in 1986, an amount shall be subtracted from the numerator of the defined contribution fraction (not exceeding such numerator) so that the sum of the defined benefit fraction and the defined contribution fraction for such Limitation Year, determined according to Code sec. 415 as amended effective in 1987, does not exceed 1.0, disregarding any changes in the terms and conditions of the affected plans made after May 6, 1986, but using the Code sec. 415 limitation applicable to the first Limitation Year that began on or after January 1, 1987.

     (7) "Highest average compensation" means, for any Participant, the Participant's average compensation for the three (or fewer if the Participant has been an Employee for less than three as of the date of determination) consecutive twelve-month periods during which the Participant performed Service which resulted in the greatest aggregate compensation from the Employer.

     (8) "Maximum permissible amount" means for any Participant the lesser of the defined benefit dollar limitation or 100% of the Participant's highest average compensation, except to the extent provided to the contrary by the following.



Art. V                                 23

     (A) If the Participant has less than ten years of participation with the Employer, the defined benefit dollar limitation is reduced by one-tenth for each year of participation (or part thereof) less than ten. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan. If the Participant has less than ten Years of Service with the Employer, the compensation limitation is reduced by one-tenth for each Year of Service (or part thereof) less than ten. The adjustments of this section (A) shall be applied in the denominator of the defined benefit fraction based upon Years of Service. Years of Service shall include future years occurring before the Participant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, but only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year.

     (B) If the annual benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the defined benefit dollar limitation as reduced above, if necessary, shall be determined as follows:

          (i) If a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitations by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

          (ii) If a Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitations by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

     (C) If the annual benefit of the Participant commences prior to age 62, the defined benefit dollar limitation shall be the actuarial equivalent of an annual benefit beginning at age 62, as determined above, reduced for each month by which benefits commence before the month in which the participant attains age 62. To determine actuarial equivalence, the interest rate assumption is the greater of the rate specified in Section 2.1 of the Plan or 5 percent. Any decrease in the defined benefit dollar limitation determined in accordance with this provision shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.



FIRST AMENDMENT
Art. V Section 5.3
Effective 1/1/93                        24

         (D) If the annual benefit of the Participant commences after the Participant's Social Security Retirement Age, the defined benefit dollar limitation as reduced in (A) above, if necessary, shall be reduced so that it is the actuarial equivalent of an annual benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age. To determine actuarial equivalence, the interest rate assumption used is the lesser of the rate specified in Section 2.1 of the Plan or 5 percent.

         (9) "Year of Participation": Each Participant shall be credited with a year of participation (computed to fractional parts of a year) for each accrual computation period under the Plan for which both of the following conditions are met:

              (A) The Participant is credited with at least the number of Hours of Service required under the Plan in order to accrue a benefit for the accrual computation period; and

              (B) The Participant is an Active Participant for at least one day during the benefit accrual period.

              If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of section 415(c)(3)(C)(i) of the Code for an accrual computation period shall receive a year of participation with respect to that period. In addition, for a Participant to receive a year of participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period. In no event will more than one year of participation be credited for any 12-month period.

5.4  Special Limitation on Accrued Benefits
---  --------------------------------------

     1.  Rule for Plan Years beginning after December 31, 1991:
     -   -----------------------------------------------------
         (a) For each Plan Year, the Plan's ability to distribute benefits to certain affected Participants is restricted.

         (b) The Participants to whom this restriction applies are those 25 Highly Compensated Employees who receive the most Compensation for that Plan Year or any prior Plan Year.

         (c) For each Plan Year, no affected Participant (described in subsection (b) above) may be paid benefits from the Plan during that Plan Year which would exceed the sum of the payments that would be made on behalf of the Participant under a Straight Life Annuity having the same Actuarial Value as the sum of the Participant's accrued Normal Retirement Benefit plus all other benefits (if any) accrued by the Participant under the Plan.


FIRST AMENDMENT
Art. V Section 5.3
Effective 1/1/93                        25

         (d) There is an exception to the restriction described above. That restriction shall not apply to an otherwise affected Participant if either:

              (1) after payment of all of the Participant's benefits under the Plan, the value of the Plan's assets equals at least 110% of the value of the Plan's then-current liabilities (as defined in Code sec. 412(l)(7)); or

              (2) the total value of the Participant's benefits under the Plan equals less than 1% of the value of the Plan's then-current liabilities.

         (e) For the purposes of this Section, the meaning of "benefit(s)" includes any loans set forth in Code section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Participant's life.

2.  Rule for Plan Years beginning before January 1, 1992:
-   ----------------------------------------------------

    (a) The provisions of this section shall operate upon the occurrence of the following conditions:

         (1)  the Plan is terminated within ten years after its establishment;

         (2) the benefit of a Participant to whom this Section applies becomes payable within ten years after the establishment of the Plan.

     (b) In the event that the limitations of this Section apply because of the occurrence of condition (a)(1), the duration of the limitations imposed by this Section shall be permanent.

          In the event that they apply because of the occurrence of condition
          (a)(2), the duration of the limitations imposed shall be from the date of occurrence of the condition until the later of the date upon which this Plan has been in effect for ten years or the date upon which the full current costs of the Plan are funded for the first time.

     (c) In the event of the occurrence of any of the conditions of this Section, the Employer contributions which are used for the benefit of a Participant who is among the 25 highest paid employees of the Employer on the date this Plan was established, and whose anticipated annual benefit under this Plan exceeds $1,500, shall not exceed the greater of (1) and (2), as described below:

          (1)  equals the greater of

               (A)  $20,000; or

               (B) 20% of the first $50,000 of the Participant's annual Compensation, multiplied by the number of years between the date of the establishment of the Plan and the earliest of dates (i) or (ii):


Art. V                                  26

                    (i)  The date upon which this Plan is terminated.

                    (ii) The date upon which the Participant's benefit becomes payable.

                    For the purposes of this subsection (B), the term "annual Compensation" means either 1) a Participant's average regular annual Compensation, or 2) a Participant's average Compensation over the last five years, or 3) a Participant's last annual Compensation if such Compensation is reasonably similar to his average regular annual Compensation for the five preceding years.

         (2) equals subsection (B) below for an employee who is a substantial owner, or subsection (C) below for an employee who is not a substantial owner.

              (A) For purposes of this Section the term "substantial owner" means an individual who:

                   (i) owns the entire interest in an unincorporated trade or business,

                   (ii) in the case of a partnership, is a partner who owns, directly or indirectly, more than 10 percent of either the capital interest or the profits interest in such partnership, or

                   (iii) in the case of a corporation, owns, directly or
                         indirectly, more than 10 percent in value of either the voting stock of that corporation or all the stock of that corporation.

              For purposes of clause (iii) the constructive ownership rules of section 1563(e) of the Internal Revenue Code of 1954 shall apply (determined without regard to section 1563(e)(3)(C)). For purposes of this Section an individual is also treated as a substantial owner with respect to a plan if, at any time within the 60 months preceding the date on which the determination is made, he was a substantial owner under the plan.

         (B)  shall equal, subject to the limits of subsections (iv)(aa) and
              (iv)(bb)) below, the "present Actuarial value" (as defined in (D) below) of a Straight Life Annuity purchased for the Participant and commencing at the Participant's age 65, where the monthly benefit payable under such annuity equals the lesser of (i) or
              (ii), multiplied by (iii):



Art. V                                   27

                   (i) The substantial owner's average monthly gross income from his employer during the 5 consecutive calendar year period (or, if less, during the number of calendar years in such period in which he actively participates in the Plan) during which his gross income from that employer was greater than during any other such period with that employer, or

                   (ii) $750 multiplied by a fraction, the numerator of which is the contribution and benefit base (determined under section 230 of the Social Security Act) in effect at the time the plan terminates and the denominator of which is such contribution and benefit base in effect in calendar year 1974.

                   (iii) a fraction (not to exceed 1), the numerator of which is the number of years the substantial owner was an Active Participant in the Plan, and the denominator of which is 30.

                   (iv)   This subsection (2)(B) shall be limited as follows:

                        (aa) At the time one of the conditions of this Section
                             occurs, if the Plan has been in effect for less than 60 months, this subsection (2)(B) shall equal no more than the greater of (I) and (II):

                             (I) 20 percent of the amount which would be due had the Plan been in effect for at least 60 months, or

                             (II)  $20 per month,

                             multiplied by the number of years (but not more than five (5) the Plan has been in effect.

                        (bb) Any Plan Amendment effective within 60 months prior
                             to the occurrence of one of the conditions of this Section which operates to increase Actuarial Value of the monthly benefit available as a Straight Life Annuity at age 65 shall be disregarded for purposes of this subsection (2)(B).

         (C) shall equal the "present Actuarial Value" (as defined in (D) below) of a Straight Life Annuity purchased for the Participant and commencing at the Participant's age 65, where the amount of the monthly benefit payable

Art. V                                  28
              under such annuity shall equal $750 multiplied by a fraction, the numerator of which is the contribution and benefit base (determined under section 230 of the Social Security Act) in effect at the time the plan terminates and the denominator of which is such contribution and benefit base in effect in calendar year 1974.

         (D) For the purposes of subsections (B) and (C) above, "present Actuarial Value" shall mean an Actuarial Value computed using the mortality rates set forth in the 1984 Unisex Pension mortality table and interest rates which would be used (as of the date of distribution or such other date which is in accordance with regulations prescribed by the Secretary of the Treasury) by the PBGC for purposes of determining the present value of a lump sum distribution upon plan termination.

     (d) The limitations imposed by this Section shall in no event apply if (1) the Participant's benefit is payable in the form of the Normal Retirement Benefit or an annuity providing monthly benefits not greater in amount than those which would be payable in the form of the Normal Retirement Benefit and (2) either the current costs of the Plan have been funded or, if not, then the Employer has already contributed at least as much to the Plan in the year then current as the amount by which the benefit payable without regard to the limitations imposed by this Section exceeds the amount of benefit which would be payable were the benefit otherwise subject to the limitations imposed by this Section.

     (e) For purposes of this Section, the term "benefit" means any periodic income or any withdrawal value payable to a Participant, and the cost of any death benefit which may be payable after Retirement on behalf of a Participant, but does not include the cost of any death benefit with respect to a Participant before his retirement nor the amount of any death benefit actually payable after the death of a Participant whether such death occurs before or after retirement.

          For purposes of this Section, the term "Employer contributions which may be used for the benefit of a Participant" refers to both contributions of the Employer allocated exclusively for the benefit of the Participant at a particular time, if any, and any unallocated funds which would be used for his benefit if either the Plan were terminated or the Participant were to withdraw from the Plan at that time.

     (f) In the event that this Plan is amended so as to increase substantially the benefits payable to, or the Employer contributions made for the benefit of, the Participants described in the first paragraph of this Section, this Section shall apply as if the date of such amendment were the date of establishment of this Plan, except that the $20,000 minimum amount of unrestricted Employer contribution for the benefit of a Participant as well as whether the Participant's anticipated annual benefit exceeds $1,500 shall be determined with reference to the original date of establishment of the Plan.


Art. V                                 29

          (g) This Section is part of this Plan solely to comply with Internal Revenue Service regulations in effect at the time of its adoption. It shall become inoperative and of no effect upon a ruling by the Internal Revenue Service that the limitations it imposes are not required of a qualified retirement plan.

5.5  Top-Heavy Provisions
---  --------------------

     (a)  Top-Heavy Provisions: Application
          ---------------------------------

          Any provisions of this Plan to the contrary notwithstanding, this Section shall become effective only if, as of the first day of the applicable Plan Year, the Plan is top-heavy pursuant to the Test described in Section 5.5(b)(2).

     (b)  Top-Heavy Determination
          -----------------------

          (1)  Definitions

               (A)  Aggregation Group.
                    -----------------

                    (i)  Required Aggregation Group means
                         --------------------------

                         (aa) each and every plan of the Employer in which a Key
                              Employee is a Participant during the Plan Year containing the Determination Date or any of the four preceding Plan Years, including any plan that has subsequently terminated, and

                         (bb) each other plan of the Employer which enables any
                              plan described in subsection (i) above to meet the participation and nondiscrimination requirements of the Code, including (but not limited to) the requirements of Code sections 401(a)(4) and 410.

                    (ii)  Permissive Aggregation Group means a Required
                          ----------------------------
                          Aggregation Group or a plan described in subsection
                          (A)(i) above together with any other plan of the Employer which is not required to be included in an Aggregation Group under subsection (i)(b) above but which may be so included if such group would continue to meet the participation and nondiscrimination requirements of the Internal Revenue Code.

                   (iii)  Top-Heavy Group means any Required Aggregation
                          ---------------
                          Group found to be top-heavy pursuant to subsection (2) of this Section 5.5(b).

               (B)  Determination Date means the last day of the preceding Plan
                    ------------------
                    Year.



Art. V                                  30

               (C)  Key Employee and non-Key Employee are defined in Section
                    ---------------------------------
                    416(i) of the Code. For the purposes of determining who is a Key Employee, "Compensation" shall be determined according to Code sec. 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement and which are excludable from the Employee's gross income under Code sec. 125, 402(a)(8), 402(h), or 403(b). Key Employee is
                    also described in Article 11, under the definition of "Employee".

               (D)  Present Value of Accrued Benefits means the value of an
                    ---------------------------------
                    accrued benefit determined as of the most recent Valuation Date which is within a twelve-month period ending on the Determination Date. For purposes of this section, Accrued Benefit means the entire benefit based on Service to date payable at the later of the Valuation Date (as referenced in subsection (E) below) or Normal Retirement Age in the event of retirement on that date. Accrued benefit shall also include the amount of any nonproportional subsidy. A nonproportional subsidy means a subsidized Early Retirement benefit or any subsidized benefit option payable at any time other than retirement on or after Normal Retirement Age if the group of Employees who may conceivably qualify for such subsidy does not, as a group, satisfy sec. 410(b) of the Internal Revenue Code.

                    The Accrued Benefit shall be determined as follows:

                    (i)  in the first Plan Year of the Plan, either

                         (aa) as if the Participant terminated Service as of the
                              Determination Date or

                         (bb) as if he terminated Service as of the Valuation
                              Date, taking into account the estimated accrued benefit as of the Determination Date.

                    (ii) For any other Plan Year, as if the Participant
                         terminated Service as of the Valuation Date.

                    In any event, the accrued benefit of any Participant who is a non-Key Employee shall be determined under the method that uniformly applies for accrual purposes under all defined benefit plans sponsored by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of code sec. 411(b)(1)(C).

                (E) Valuation Date means the first day of each Plan Year, as
                    --------------
                    of which valuations are performed for purposes of sec. 412 of the Code.



Art. V                                 31

     (2)  Top-Heavy Test

          (A) The Plan (or Aggregation Group) shall be top-heavy for each Plan Year if, as of the Determination Date, the Plan's (or Aggregation Group's) top-heavy ratio for the Plan Year exceeds sixty percent (60%). The top-heavy ratio is the Present Value of Accrued Benefits of all Key Employees over the Present Value of Accrued Benefits of all Employees, excluding former Key Employees. Calculation of the top heavy ratio shall be made in accordance with sec. 416 of the Code and the regulations promulgated thereunder and shall take into account the following amounts:

               (i)  Present Value of Accrued Benefits as described in subsection
                    (1)(D) above; and

               (ii) The amount of all distributions to Participants or their
                    Beneficiaries during the Plan Year that includes the Determination Date and also during the four preceding Plan Years except

                    (A)  any rollover to this Plan initiated by the Employee;
                         and

                    (B) any transfer to this Plan from a qualified plan maintained by an unrelated employer; and

                    (C) any distribution which occurred after the Valuation Date but prior to the Determination Date to the extent that such a distribution has been included in the calculation of the Present Value of Accrued Benefits.

                    However, calculation of the top-heavy ratio for any Plan Year shall not take into account the Present Value of Accrued Benefits or the amount of all distributions made to any individual who has not performed services for the Employer at any time during the 5-year period ending on such Plan Year's Determination Date.

                    For an Aggregation Group, each plan shall initially be tested separately, and then the plans shall be aggregated by adding together the results for each plan as of the Determination Dates that fall within the same calendar year. If the Aggregation Group includes two or more defined benefit plans, the same actuarial assumptions will be specified within and used by such plans for the purposes of this Section. Also, in such defined benefit plans proportional subsidies shall be ignored and non-proportional subsidies considered for the purposes of this Section.

                    For a Required Aggregation Group, each Plan shall be tested by determining the Present Value of Accrued Benefits for non-Key Employees (1) pursuant to the method, if any, that


Art. V                                    32
                    uniformly applies for accrual purposes under all plans maintained by the affiliated Employers; or (2) if there is no such method, as if such Accrued Benefits accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rates of Section 411(b)(1)(C) of the Code.

               (B)  Assumptions

                    The following assumptions will be used in determining the Present Value of Accrued Benefits:

                    (i)   Interest:         5 percent

                    (ii)  Post Retirement   1971 Male Group Annuity Mortality
                          Mortality:        projected to the year 2000 assuming
                                            a constant annual mortality decrease
                                            of one and one-half percent with a
                                            six-year set-back for females

                    (iii) Pre-Retirement
                          Mortality:        None

                    (iv)  Pre-Retirement
                          Turnover:         None

                    (v)   Salary and Cost of
                          Living Increases:  None

(3)  Vesting Schedule

     (A) A Participant's Vested Percentage at any time shall be not less than the percentage determined from the following schedule, according to his Years of Vesting Service:

              Years of Vesting Service     Vested Percentage
              ------------------------     -----------------
                     Less than 3                   0%
                      3 or more                  100%

          However, this Vesting Schedule shall not apply to the accrued benefit of any Participant who does not have an Hour of Service after the Plan became top-heavy.

     (B) If this Vesting Schedule becomes applicable, then it shall apply to each Participant's entire accrued benefit under this Plan. In addition, such Vesting Schedule shall remain in effect in all future Plan Years, even those in which the Plan is not top-heavy.

(4)  Minimum Benefit

     (A) At any time, the accrued Normal Retirement Benefit of each non-Key Employee who is a Participant shall be the greater of his accrued Normal Retirement Benefit as determined pursuant to subsection (B) below and that determined pursuant to Section 5.1.


Art. V                                 33

     (B)  The minimum accrued benefit is equal to the product of (i) and (ii):

          (i) an Employee's average Compensation for the consecutive Plan Years (but not more than five (5)) when the Employee had the highest aggregate Compensation from the Employer

          (ii) the lesser of:

               (a) 2% per Year of Benefit Service and

               (b) 20%.

          In calculating a Participant's accrued benefit pursuant to this subsection (B), a Year of Benefit Service must be counted only when the Plan was top-heavy for a Plan Year ending within the Year of Benefit Service. Each non-Key Employee who is a Participant shall be entitled to not less than a minimum benefit pursuant to this subsection.

          The minimum benefit provided by this subsection shall be expressed as a Straight Life Annuity (with no ancillary benefits) commencing at Normal Retirement Age or in another benefit form having equal Actuarial Value.



Art. V                                34

                                  ARTICLE VI

                              RETIREMENT BENEFITS

6.1  Retirement
---  ----------
     (a) A Participant who has attained Retirement Age (as defined below) may choose to retire by terminating his Service and designating in writing to the Plan Administrator a Retirement Date, which may be the first day of any month after he terminates employment but not later than the latest date that is permitted by Section 6.6(e) regarding Commencement of Payments, which is his "Required Beginning Date". This latter date shall be the Retirement Date of any Participant who has not, prior thereto, designated a Retirement Date, regardless of whether the Participant's Service has terminated.

     (b) If the date on which the Participant attains Normal Retirement Age is the first day of a month, that date shall be his Normal Retirement Date. Otherwise, the Participant's Normal Retirement Date shall be the first day of the first month following his attainment of Normal Retirement Age.

     (c) A Participant's attainment of Retirement Age is determined according to the following provisions.

          (1)  Normal Retirement Age: A Participant attains Normal Retirement
               ---------------------
               Age when he attains age 65.

          (2)  Deferred Retirement Age: A Participant attains Deferred
               -----------------------
               Retirement Age if he remains an Employee after having attained Normal Retirement Age.

          (3)  Subsidized Early Retirement Age: A Participant attains Subsidized
               -------------------------------
               Early Retirement Age on his first birthdate coincident with or following the first day of which:

               (A)  he has attained at least age 60, and

               (B) the sum of his attained age (expressed in whole years) plus the sum of his accrued Years of Benefit Service under this Plan and his accrued Years of Benefit Service under the Standard Retirement Plan for Field Personnel equals 90,

               PROVIDED that his retirement benefit is not determined pursuant to Section 5.1(d) (i.e. according to Formula B of Section 5.2 of this Plan as it existed prior to this restatement); otherwise, the Participant shall not be eligible to receive the Subsidized Early Retirement Benefit, pursuant to Section 6.3.

          (4)  Early Retirement Age
               --------------------

               (A) Subject to subsection (B) below, a Participant attains Early Retirement Age as of the first date on which he has attained the earlier of (i) and (ii), where


Art. VI                                 35

                    (i)  equals the first date on which:

                         (I) he is credited with at least 10 Years of Benefit Service, and

                         (II)  he has attained at least age 55, and

                         (III) not more than five years remain until the earlier
                               of his attainment of Subsidized Early Retirement Age or his attainment of Normal Retirement Age, assuming that the Participant was to be continuously employed as an Eligible Employee on and after the date of determination; and

                    (ii)  equals the first date on which:

                          (I) he is credited with at least 10 Years of Benefit Service, and

                          (II) he has attained at least age 60.

               (B) Subsection (A) above to the contrary notwithstanding, if the Participant's retirement benefit is determined pursuant to
                    Section 5.1 (d), then the Participant shall attain Early Retirement Age only as of the first day on which:

               (i) he is credited with at least 10 Years of Vesting Service, and

               (ii) he has attained at least age 60.

6.2  Retirement Benefit in the Case of Normal Retirement
---  ---------------------------------------------------
     The Normal Retirement Benefit under this Plan shall be a monthly benefit payable to a Participant beginning on the last day of the month in which occurs his Normal Retirement Date, that last day of the month then becoming the Participant's Annuity Starting Date, in the form of a Straight Life Annuity providing a monthly benefit equal to not less than the Participant's accrued Pension Credit. However, a Participant's accrued Normal Retirement Benefit at any time shall not be less than his accrued Normal Retirement Benefit as determined pursuant to Section 5.5 (the "Top-Heavy Provisions").

     A Participant's right to a Normal Retirement Benefit shall become vested and nonforfeitable in accordance with Section 5.2.

     Benefits shall be payable from the Plan only as provided in Articles VI and V11. If a Participant retires upon attaining Normal Retirement Age he shall commence to receive a retirement benefit according to Section 6.6. The form in which a Participant's retirement benefit will be distributed shall be determined according to Section 6.5.

6.3  Retirement Benefit in the Case of Early or Deferred Retirement
     --------------------------------------------------------------
     (a) If a Participant retires when he has attained Early Retirement Age, but before he has attained Subsidized Early Retirement Age, Normal Retirement Age or Deferred Retirement Age, the Participant shall be entitled to receive a reduced monthly benefit. This reduced monthly benefit shall equal his Normal Retirement Benefit reduced by an Early Retirement factor for each complete calendar month by which his Retirement Date precedes the date he would attain the earlier of his Normal Retirement Date or his Subsidized Early Retirement Date (assuming that, instead of terminating his Service on or before his Retirement Date, he continued from his Retirement Date to perform Hours of Service as an Eligible Employee at the same annual rate that existed as of his most recent termination of Service).

          The exact amount by which the Participant's Normal Retirement Benefit shall be reduced due to his Early Retirement and pursuant to this subsection (a) shall be determined as follows.

          (1) One Early Retirement factor shall be applied with regard to benefits accrued prior to the date as of which this restatement of the Plan became effective. For persons who were Highly Compensated Employees for the Plan Year that began January 1, 1988, this means their accrued benefits determined as of December 31, 1988, under the terms of this Plan as it existed immediately prior to this restatement's adoption. For persons who were Non-Highly Compensated Employees for the Plan Year that began January 1, 1988, this means their accrued benefits determined as of December 31, 1992, under the terms of this Plan as it existed immediately prior to this restatement's adoption. The amount of this factor shall equal 5/12ths of 1% per month.

          (2) Another Early Retirement factor shall be applied with regard to benefits accrued on or after the date as of which this restatement of the Plan became effective. The amount of this factor equals 1/2 of 1% per month.

     (b) If the Participant retires when he has attained Subsidized Early Retirement Age, the Participant shall be entitled to receive a monthly benefit that is equal to his Normal Retirement Benefit.

     (c) If the Participant retires when he has attained Deferred Retirement Age, the Participant shall be entitled to receive a monthly benefit that is equal to his accrued Pension Credit determined as of that date.

     (d) Benefits payable pursuant to this Section shall be distributed beginning as of the last day of the month in which occurs the Participant's Retirement Date, that last day of the month then becoming the Participant's Annuity Starting Date, and in a form determined pursuant to Section 6.5.

6.4  Retirement Benefit in the Case of Re-employment of Formerly Retired
---  -------------------------------------------------------------------
Participant
-----------
     If a Participant who has retired and commenced receiving benefit payments under the terms of this Plan is re-employed by the Employer, he shall continue during such re-employment to receive benefit payments in the same amount and form and on the same schedule as those he received during the period of his Retirement.

Art. VI                                 37

     Upon re-employment he shall re-enter the Plan and accrue an additional benefit pursuant to Section 5.1. Upon his subsequent Retirement Date, he shall be entitled to a benefit based on his accrued Pension Credit payable at such subsequent Retirement Date (as determined pursuant to Section 5.1) and based on all Years of Benefit Service (as defined in Section 2.33) and all Basic Monthly Earnings (as defined in Section 2.5) during all his employment with the Employer less the total amount of his benefit based on all such Benefit Service and earnings prior to his first Retirement Date and payable at his subsequent Retirement Date if he had not been re-employed by the Employer. The additional benefit shall be paid in any form which the Participant is eligible to elect at the time of his subsequent retirement.

6.5  Form of Retirement Benefit
---  --------------------------
     (a) Regardless of form, the amount distributed as a retirement benefit to a Participant shall be equivalent in Actuarial Value to the amount of his retirement benefit payable in the Normal Form according to Section 6.2,
         Section 6.3, or Section 6.4, whichever applies.

     (b) The Normal Form of retirement benefit under this Plan is a Straight Life Annuity.

     (c) Except as provided in subsection (d) below, a retiring Participant shall receive his retirement benefit in the form of a Qualified Joint and Survivor Annuity.

          (1) For a Participant who has no surviving spouse (as defined in Section 7.2) as of his Retirement, his Qualified Joint and Survivor Annuity is an annuity providing monthly income payable for his life only, with no payments after his death.

          (2) For a Participant who has a spouse as of his Retirement, his Qualified Joint and Survivor Annuity is an annuity which:

               (A) provides monthly income payable for his life, and thereafter for the life of his surviving spouse, with payments to the spouse equal to two-thirds of the payments to the Participant, and

               (B) has the same Actuarial Value as a Straight Life Annuity for the life of the Participant.

     (d) Subject to the provisions of Section 6.6 below, a Participant may elect and may revoke any such election and make another election to waive receipt of his retirement benefit in the form of a Qualified Joint and Survivor Annuity, and to receive his retirement benefit instead in one of the forms described below:

          (1) Joint and Contingent Survivor Annuity - monthly income payable for the life of the Participant, and thereafter for the life of his spouse (or designated nonspouse Beneficiary, if any). Payments to the spouse or Beneficiary may be the same amount as, one-half of or two-thirds of the payment paid to the Participant, as specified in the election. If this form is payable pursuant to
               Section 7.2, it shall be monthly income payable for the life of the Participant's Beneficiary and his designated Beneficiary.



THIRD AMENDMENT
Section 6.5
Effective 1/1/95                        38

      (2) Straight Life Annuity - monthly income payable for the life of the Participant only, with no payments after his death.

      (3) Certain and Life Annuity - monthly income payable for the life of the Participant (or Beneficiary), with the provision that if the Participant (or Beneficiary) should die after commencement of payments, but before the end of a certain period of 60, 120 or 180 months, as elected, payments will be continued for the remainder of the certain period to the Participant's Beneficiary (or, if the annuity is distributed pursuant to Section 7.2, to a Beneficiary designated by the Participant's Beneficiary) PROVIDED, however, that the certain period elected shall not extend beyond (1) the life expectancy of the Participant, (2) the life expectancies of the Participant and his designated Beneficiary, (3) if payable pursuant to Section 7.2, the life expectancy of the designated Beneficiary or
           (4) 60 months, if by operation of Section 8.7 the Participant's Beneficiary is his estate.

      (4) Only for benefits accrued prior to January 1, 1995, an Annuity for a Certain Period-monthly income for a fixed period of five, ten or fifteen years only, as elected, with the provision that if the Participant should die after commencement of payments, but before the end of a certain period of 60, 120 or 180 months, as elected, payments will be continued for the remainder of the certain period to the Participant's Beneficiary (or, if the annuity is distributed pursuant to Section 7.2, to a Beneficiary designated by the Participant's Beneficiary) PROVIDED, however, that the certain period elected shall not extend beyond (1) the life expectancy of the Participant, (2) the life expectancies of the Participant and his designated Beneficiary, (3) if payable pursuant to Section 7.2, the life expectancy of the designated Beneficiary or (4) 60 months, if by operation of Section 8.7 the Participant's Beneficiary is his estate.

     However, no optional form may be elected under which the amount of monthly benefit payable to the Participant would not exceed 50% of the amount he would receive in the form of a Straight Life Annuity unless such optional form is a Joint and Contingent Survivor Annuity with the Participant's spouse designated as contingent annuitant.

6.6  Election of Forms and Commencement of Payments
---  ----------------------------------------------
     (a) Employment After Attainment of Normal Retirement Age

         (1) Noncommencement of Benefits.

             (A)  Employment. Benefit payments will not be commenced for the
                  ----------
                  duration of employment (as defined in this Section) for any Participant who continues employment with the Employer after he has attained Normal Retirement Age. No benefit payment will be withheld pursuant to 29 CFR 2530.203-3 unless the Participant is notified of the benefit suspension as required in that regulation. For purposes of noncommencement of benefit payments, "Employer" is limited to the Employer which maintained the Plan as of the date a Participant's retirement benefit payments previously commenced or would have commenced. "Employment" means 40 or more Hours of



THIRD AMENDMENT
Section 6.5
Effective 1/1/95                        39

              40 or more Hours of Service as defined in 29 CFR 2530.200b-2(a)(1) and (2) in a calendar month or in a four-or-five week payroll period ending in a calendar month (if used by the Employer) after the Participant has attained Normal Retirement Age.

         (B)  Notification of Employment. The Employer may require that a
              --------------------------
              retired Participant notify the Plan Administrator in writing when he is employed in any employment subsequent to attaining Normal Retirement Age and that, as a condition of continuing to receive Retirement benefit payments, a retired Participant certify in writing that he is not employed after he has attained Normal Retirement Age.

         (C)  Preliminary Determination. Any Participant, including a retired
              -------------------------
              Participant, may request that the Plan Administrator determine whether contemplated employment will be of the type described in subsection (a) above. Such determination shall be made within a reasonable period of time pursuant to Section 8.4.

    (2)  Commencement of Benefit Payments
         --------------------------------
         (A)  Amount of Monthly Benefit on Retirement. The amount of a
              ---------------------------------------
              Participant's benefit upon Retirement is the amount of the noncommenced benefit payment plus the benefit, if any, earned during continued post Normal Retirement Age employment. A delayed suspended benefit, including any additional benefit, shall be paid in the automatic benefit form or in an optional benefit form as elected by the Participant, pursuant to Section 6.5.

         (B)  Payment of Benefits. The initial payment on commencement
              -------------------
              of benefits shall include:

              (I)    The payment for that calendar month,

              (II) The payments due since the cessation of employment described in subsection (1)(A) above, and

              (III) A lump sum amount equal to the total amount of all payments not made because of each calendar month or four-or-five week payroll period ending in a calendar month (if used by the Employer) after Normal Retirement Age in which the Participant had fewer than 40 hours of service, as defined in 29 CFR 2530.200b-2(a)(1) and (2), excluding months covered by payments in (11) above, plus interest thereon from the date each payment was missed equal to the Plan's Actuarial Equivalent rate of interest. If the missed payments plus interest have not been commenced prior to the death of the Participant, they shall be paid to his beneficiary or, if none, to his estate. Notwithstanding any provision of this Plan to the contrary,

Art. VI                                40
                     employment during any month with respect to which a retirement benefit is payable and Compensation for that employment shall in no way affect the amount of such Participant's accrued benefits under this Plan.

            Noncommenced post-Normal Retirement Age benefit payments shall commence by the earlier of the date provided in subsection (e) of this Section and the first day of the third calendar month after the calendar month or payroll period in which the Participant ceases employment as defined in subsection (a)(1)(A) above, subject to 30 days' prior written notification of the Plan Administrator by the Participant of cessation of such employment.

            If it should subsequently be determined by the Plan Administrator that, pursuant to statute, court decision, ruling by the Commissioner of Internal Revenue or the Secretary of Labor or otherwise, the provisions regarding the payment of benefits to a post-Normal Retirement Age Employee for less than 40-hour employment are no longer necessary to qualify the Plan under the Code, or to comply with the Employee Retirement Income Security Act of 1974, as amended, subsection (B)(III) shall be void and of no effect, and no such payments or interest shall be due and owing to such extent, and the Plan need not be amended to so provide.

       (C)  Offset for Payment of Suspended Benefits. Any payments made during
            ----------------------------------------
            calendar months or payroll periods (as applicable) in which the Participant had 40 or more Hours of Service shall be offset against benefit payments to be made. Except for the initial payment on commencement of benefit payments under this Section, the offset in any one month shall not exceed 25 percent of that month's total benefit payment.

(b)  Election
     --------
     Subject to the spousal consent requirements described below, a Participant may elect to waive his right to receive his retirement benefit in the form of a Qualified Joint and Survivor Annuity. He may instead elect to receive his retirement benefit in one of the forms described in Section 6.5. He may also elect to replace the person currently designated by him or this Plan to be his contingent annuitant. Any such an election may be revoked and replaced with another election. However, to be effective for the purposes of this Plan, any such election or revocation must meet all of the following conditions:

     (1) it must be written, and the writing must be received by the Plan Administrator within 90 days before the Participant's Annuity Starting Date;

     (2) it must specifically designate the form in which benefits are to be paid;



Art. VI                                41

    (3) if there is to be a change regarding the contingent annuitant, then it must specifically identify the person (if any) who is to become the contingent annuitant;

    (4) the Participant must have previously received the explanation described below;

    (5) unless the Participant is revoking all other elections prior to his Annuity Starting Date, so that his benefit will again be payable as a Qualified Joint and Survivor Annuity, the spousal consent requirements described below must have been met.

(c) Spousal Consent
    ---------------
    An election by a Participant to receive his retirement benefit in one of the alternative benefit forms, except in the form of a joint and contingent
                             ----------------------------------------------
    survivor annuity (with the spouse as contingent annuitant) that is
    -------------------------------------------------------------------
    actuarially equivalent to the Qualified Joint and Survivor Annuity, or to
    -------------------------------------------------------------------
    change his contingent annuitant shall not take effect unless:

    (1) the Participant's spouse, in a writing received by the Plan Administrator, acknowledges the effect of and consents to the Participant's election, and the writing is witnessed by the Plan Administrator or a notary public; or

    (2) it can be established to the Plan Administrator's satisfaction that spousal consent cannot be obtained because there is no spouse, or because the spouse cannot be located, or because of other circumstances which render obtaining such spousal consent impossible.

Any consent by a spouse (or establishment that the consent of the spouse cannot be obtained) pursuant to this subsection shall be effective only with respect to such spouse.

(d) Explanation
    -----------
    No less than 30 days and no more than 90 days before a Participant's Annuity Starting Date, the Plan Administrator shall provide the Participant with a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity; (iii) the rights of the Participant's spouse (if any) regarding the Qualified Joint and Survivor Annuity; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

(e) Commencement of Payments
    ------------------------
    (1) Unless a Participant otherwise elects in a writing received by the Plan Administrator prior to the Participant's Annuity Starting Date, payment of the Participant's retirement benefits shall begin not later than the 60th day after the latest of the close of the Plan Year in which occurs:

Third Amendment
Art. VI, Section 6.6
Effective 1 1/95

      (A)  the Participant's attainment of Normal Retirement Age;

      (B) the 10th anniversary of the date on which the Participant commenced participation in this Plan; or

      (C)  the Participant's termination of employment as an Employee,

      provided that if the Participant has failed to provide the Plan Administrator with sufficient information as to age and marital status or any other relevant information, so that the amounts of payment may not be determined, or if the Participant cannot be located, then the Plan Administrator may delay commencement of payments for not more than 60 days after the earliest date on which the amount and form of payment may be determined under the terms of this Plan, or the Participant is located. The amount of payment in the event of such a delay shall be retroactive to the Participant's Retirement Date.

(2) Any provisions of this Plan to the contrary notwithstanding, the entire vested interest of the Participant in benefits under this Plan:

      (A) will be distributed to the Participant not later than the Participant's Required Beginning Date, or

      (B) will be distributed, beginning not later than the Participant's Required Beginning Date, over the life of the Participant or over the lives of the Participant and a designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a designated Beneficiary).

      For the purpose of determining the amount to be distributed as of the Participant's Required Beginning Date, his Vested Benefit shall be valued as of December 31 of the calendar year immediately preceding his Required Beginning Date.

 (3) If a Participant's interest is to be distributed in a form other than a Lump Sum, the following minimum distribution rules shall apply on or after the Participant's Required Beginning Date.

      (A) If the Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary, or (2) a period not extending beyond the life expectancy of the Beneficiary, then the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.



Art. VI                                 43

       (B) If the Participant's spouse (if any) is not the Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

      (C) The amount to be distributed each year, beginning with distributions for the first distribution calendar year, shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy, or (2) if the Participant's spouse (if any) is not the Beneficiary, the applicable divisor determined from the table set forth in Q&A-6 of section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy referenced in subsection (3)(A) above as the relevant divisor without regard to Regulations sec. 1.401(a)(9)-2.

           If the Participant's benefit is being distributed as a period certain annuity without a life contingency, or a life annuity with a period certain exceeding 20 years, the periodic payments shall be combined and treated as an annual amount for purposes of determining the amount which must be distributed by the Participant's Required Beginning Date. That required amount shall be the annual amount for the first distribution calendar year. The annual amount for other distribution calendar years, including the annual amount for the calendar year in which the Participant's Required Beginning Date occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

      (D) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that distribution calendar year.

      If the Participant's benefit is distributed in the form of an annuity purchased from an Insurance Company, any such distribution shall be made in accordance with the requirements of Code sec. 401(a)(9) and the regulations promulgated thereunder.

 (4) Any additional amounts of Pension Credit accrued by the Participant after his Required Beginning Date shall be distributed annually in the form of a lump sum consistent with the requirements of Code sec. 401(a)(9) and applicable regulations.

(5) Once distributions have begun to a 5% owner under this subsection, they must continue to be distributed even if the Participant ceases to be a 5% owner in a subsequent year.


Art. VI                              44

(6) For the purposes of this subsection, "applicable life expectancy" means the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date the life expectancy was first calculated.

     If the life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated.

     The applicable calendar year shall be the first distribution calendar year, and if the life expectancy is being recalculated, each such succeeding calendar year.

     If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If the distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining Vested Benefit, the applicable calendar year is the year of purchase.

(7) Unless otherwise elected by the Participant (or spouse, as applicable) by the time distributions are required to begin, life expectancies shall be recalculated annually. If such an election has been made by the Participant (or spouse, as applicable), it shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years.

     The life expectancy of a nonspouse beneficiary may not be recalculated.

6.7  Post-Retirement Cost-of-Living Adjustment
---  -----------------------------------------
(a) A post-retirement cost-of-living adjustment ("COLA") shall be applied to the amount of any monthly benefits payable on behalf of each retired Participant.

(b) The COLA shall be applied separately to the Grandfathered Benefit and the Additional Benefit as set forth below in subsection (c):

     The Grandfathered Benefit is:

     (1) For each Participant who was a Highly Compensated Employee ("HCE") for the Plan Year that began January 1, 1988; the accrued benefit on December 31, 1988.

     (2) For all other Participants, the benefit accrued as of the earlier of separation, retirement or December 31, 1992, calculated in accordance with the terms of the Plan prior to adoption of this restatement.

     The Additional Benefit is the positive difference, if any, between the accrued benefit as of the date of termination, death or retirement calculated in accordance with the terms of Section 5.1(c) of this Plan and the Grandfathered Benefit.

     For each other Participant, the COLA shall be applied as of January 1 of the calendar year following the calendar year in which he retires, but only regarding benefits that had accrued as of December 31, 1992, under the terms of the Plan as it existed immediately prior to the adoption of this restatement. For benefits accrued by each such Participant on or after January 1, 1993, the COLA shall be applied as of January 1 of the calendar year following the later of the calendar year in which he retires or the calendar year in which he attains age 62.

FIRST AMENDMENT
Art. VI Section 6.7(b)
Effective. 1/1/93                        45

(c) The amount of the COLA shall be redetermined annually, as of each January 1.

     Subject to subsection (d) below, the amount of the COLA shall equal the amount of the monthly benefit that is payable upon commencement of benefits multiplied by a "COLA Factor."

     For each year, the COLA Factor shall be applied as follows:

Grandfathered Benefit multiplied by:
-----------------------------------
 __                                  --
|_     _  _   _       _                |
|(|CPI     | |# mos. from |)     (Total Elapsed)|
   ---          ---------         -------------
|(| Ret _______-1|  | DOR to next | ) CPI   ( Time from)|
                      -------------   ---     ---------
Min |(|CPI |*| January 1___________ | +1)* Curr Yr-1____________,1+.03*(
---    ---                                                       -----
Retirement)|
----------
     |(| Ret-1 _| |_ 12 _| )   CPI        ( not earlier)|
         -----       --        ---          -----------
     |(                    )    Ret       ( than 1968))|
                                ---         ---------
     |_                                              _|


Additional Benefit multiplied by:

 __                             __
|_      _  _    _                 |

|(|CPI      | | # mos. from |                (  Total)|
   ---          -----------                     -----
|(| Max(62,DOR)___________________-1| | Max(62,DOR) to |) CPI      (
                                        --------------    ---
Elapsed)|
-------
Min |(|CPI   |*| next Jan 1______________  |+1) * Curr Yr-1_____________,
---    ---                                  --
1+.03*( Time from)|
------  ---------
|(|_ Max(62,DOR)-1 _| |_ 12      _| ) CPI         (Max(62,DOR))|
     ----------          --           ---          ----------
|(                      )     Max (62,DOR)                |
|_                            -----------                _|

The monthly benefit payable will be based on the sum of the results of the two calculations.

CPI refers to the Consumer Price Index for all U.S. Urban Consumers compiled by the Bureau of Labor Statistics, U.S. Department of Labor for the month of June of the calendar year identified in the subscript. The subscripts have the following meanings:

RET:                Calendar year in which benefit commence.
RET-1: Calendar year immediately preceding RET.
Curr Yr - 1:        Calendar year immediately preceding year in which
                    the adjusted benefit is paid.

Max (62, DOR):      Later of the calendar year in which benefits
                    commence or calendar year in which the
                    Participant attains his 62nd birthday.

Max (62, DOR) - 1:  Calendar year immediately preceding MAX (62,
                    DOR).



FIRST AMENDMENT
Art. VI Section 6.7(c)
Effective, 1/1/93                      46

Abbreviations used other than in subscripts have the following meanings:

DOR:            First day of month in which first benefit is made.

MAX (62, DOR):  First day of month of the later of first benefit payment or coincident with or following his 62nd birthday.

(d) Any of the provisions of this Section to the contrary notwithstanding, in no event will the portion of any COLA, attributable to years commencing on or after January 1, 1989, exceed the adjustment for that year to social security benefits that are made pursuant to section 215(i)(2)(A) of the Social Security Act.



FIRST AMENDMENT
Art. VI Section 6.7(c)
Effective 1/1/93                    46a

(e) If a Participant's benefit is payable in the form of a Certain and Life Annuity, or a Joint and Contingent Survivor Annuity, the amount of any monthly benefits which may become payable to a Beneficiary or contingent annuitant at any time will be determined with reference to the amount of monthly benefit which would have been payable to the Participant at that time had he not predeceased the Beneficiary or contingent annuitant.

(f) If any time the Employer is of the opinion that the Consumer Price Index for all U.S. Urban Consumers compiled by the Bureau of Labor Statistics, United States Department of Labor, is no longer suitable for the purpose assigned to it in this Plan, the Employer shall amend the Plan to provide a more suitable method of recognizing changes in the cost of living for purposes of determining Plan benefits for any person then receiving benefit payments, provided that no monthly benefit shall be less than it was during the first year after benefits commenced.



Art. VI                                 47

                                  ARTICLE VII

                              INCIDENTAL BENEFITS

7.1  Termination of Employment Before Attainment of Retirement Age
---  -------------------------------------------------------------
(a) If a Participant terminates employment as an Employee before he attains Retirement Age, but after he has acquired any nonforfeitable right to a Normal Retirement Benefit (pursuant to Section 5.2), he shall be entitled to a deferred benefit payable when he has attained Retirement Age, under the same conditions as in the case of any other Participant described in
     Article VI.

(b) Any provisions of this Section 7.1 to the contrary notwithstanding, if the lump sum present value determined according to subsection (c) below) of a terminating Participant's vested interest in his deferred retirement benefit has not ever exceeded $3,500 as of the date of any prior distribution from the Plan to the Participant, then the Plan Administrator shall automatically distribute that lump sum to the Participant at the time of the Participant's termination of Service. The present value of the Participant's vested deferred benefit must be determined as of the date of distribution.

     For purposes of this Plan, if the lump sum present value of a terminating Participant's vested accrued benefit is zero, then the Participant shall be deemed to have received a distribution of his vested accrued benefit as of the date of termination.

(c) For the purpose of this Section, in order to determine the lump sum present value of the Participant's nonforfeitable accrued benefit, the present value shall be calculated (1) by using an interest rate no greater than the applicable interest rate if the vested accrued benefit (using such rate) is not in excess of $25,000, and (2) by using an interest rate no greater than 120 percent of the applicable rate if the vested accrued benefit exceeds $25,000 (as determined under subclause (1)). The term "applicable interest rate" means the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

(d) Any distribution that is made to a Participant pursuant to this Section shall be in lieu of any and all other benefits, present or contingent, to which the Participant may be entitled under the terms of this Plan.

     However, if a Participant receives a distribution pursuant to this Section, and then subsequently resumes participation under this Plan, he shall have the right to restore his Employer-derived accrued benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon his repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Code sec. 411(c)(2)(C). Such repayment must be made (if at all) before the earlier of (1) five years after the Participant's Date of Re-employment, or (2) the date the Participant incurs the fifth of 5 consecutive Break in Service Years.

Art. VII                                48

7.2  Surviving Spouse Benefit
---  ------------------------

     If a Participant dies prior to his Annuity Starting Date, the Participant's "surviving spouse" or "dependent domestic partner" (if any) shall be entitled to receive the "Surviving Spouse Benefit", provided that if the Participant as of his date of death was an Employee (or treated as an Employee pursuant to Section 7.3) or an Agent (or treated as an Agent pursuant to the Standard Retirement Plan for Field Personnel), the Participant must also have been credited with at least five Years of Vesting Service as of his date of death.

     (For purposes of this Section, "surviving spouse" means the spouse of a Participant to whom the Participant had been married for at least 12 complete, consecutive months as of the Participant's date of death.) "Dependent domestic partner" means a Participant's domestic partner who qualifies for coverage under the Employer's Medical Expense Coverage Plan.

     The Surviving Spouse Benefit shall be a monthly benefit paid in the form of a Straight Life Annuity for the life of the surviving spouse or dependent domestic partner only. Payment of the Surviving Spouse Benefit shall commence on the last day of the month following the date which would have been the deceased Participant's Normal Retirement Date (had he survived), or on the last day of the month in which he died in the event that he had deferred retirement beyond his Normal Retirement Date, or on the last day of the month following the earliest date which the Participant could have designated as his Early Retirement Date (or, if earlier, his Subsidized Early Retirement Date) had he survived.

     The amount of the monthly benefit under the Surviving Spouse Benefit during the calendar year in which benefit payments commence shall be one-half of the Participant's Pension Credit (determined according to Section 5.2) accrued to the date of his death, reduced by the Early Retirement factors described in Section 6.3(a)(1) and (2) if the date of commencement of the benefit precedes the earlier of what would have been the Participant's Subsidized Early Retirement Date or his Normal Retirement Date.

     The amount of the monthly benefit in subsequent calendar years shall be the product of (1) the amount of the monthly benefit during the first calendar year, and (2) the Participant's Cost of Living Factor described in Section 6.7, with the Participant's Retirement Date (as used in that Section) understood to mean the Retirement Date with reference to which the Surviving Spouse Benefit commenced.

     In the event of the Participant's death after his Annuity Starting Date, there will be no death benefit payable other than that which is payable under the form of annuity in which he had elected to receive his benefit, or the automatic form in which the benefit is payable under Article VI, if he had exercised no election.

7.3  Disability of a Participant
---  ---------------------------
     If a Participant becomes Totally and Permanently Disabled while an Employee and while he is credited with at least 5 Years of Vesting Service, he shall be treated under the Plan during the continuance of the disability as though he were still employed at the same regular rate of Compensation he was earning, and with the same regular number of Hours of Service as an Eligible Employee per Plan Year, as at the time of the occurrence of his disability. Upon subsequent attainment of Retirement Age he shall be entitled to a retirement benefit under the same conditions as in the case of any other Participant. Should he cease to be Totally

SIXTH AMENDMENT
Section 7.2
Effective 8/1/96                      49
and Permanently Disabled before attaining Retirement Age (and not subsequently resume employment as an Employee) he shall be treated under Section 7.1 as if he had terminated employment as an Employee on the date he ceased to be Totally and Permanently Disabled.



Art. VII                             50

                                 ARTICLE VIII

                              GENERAL PROVISIONS

8.1.1  Plan Modification: Authority
-----  ----------------------------
       The Trustees reserve the right to amend, modify, or terminate the Plan at any time, provided that no amendment or modification shall act to reduce the balances of the Individual Accounts of any Participant accrued to the time of such amendment or modification.

8.1.2  Plan Modification: Merger
-----  -------------------------
       No merger, consolidation, or transfer of the assets or liabilities of this Plan with or to any other qualified plan shall be undertaken unless, after such merger, consolidation, or transfer, each Participant would, if the Plan then terminated, receive a benefit not less than the benefit he would have received had the Plan terminated immediately prior to such merger, consolidation, or transfer.

8.1.3  Plan Modification: Termination
-----  ------------------------------
       Upon termination or partial termination of this Plan, the rights of each affected Participant to benefits accrued to the date of termination or partial termination shall be fully vested to the extent funded.

       If, after the allocation of the Plan's assets pursuant to the Plan's termination, all liabilities of the Plan have been satisfied in full and there remain surplus Plan assets not necessary to satisfy the liabilities of the Plan, such surplus shall revert to the Employer, consistent with the provisions of the termination amendment of this Plan.

8.2.1  Duties: Plan Administrator
-----  --------------------------
       The Plan Administrator, as a named fiduciary, has the discretionary authority to control and manage the operation and administration of the Plan. The Plan Administrator in his sole discretion shall make such rules, regulations, interpretations, and computations and shall take such other actions to administer the Plan as he may deem appropriate. Such rules, regulations, computations, and other actions shall be conclusive and binding upon all persons.

       Duties of the Plan Administrator include, but are not limited to, determination of benefits and eligibility to participate, payment of funds to the Insurance Company or Trustee, authorization of benefit payments and payment of any expenses incurred in the administration of the Plan. The Plan Administrator may employ such consultants and advisors as he deems necessary or desirable for carrying out his duties under the Plan.

8.2.2  Duties: Employer
-----  ----------------
       Duties of the Employer include, but are not limited to, payment of funds to the Insurance Company or Trustee, in addition to payment of any expenses incurred in the administration of the Plan. The Employer shall indemnify and hold harmless any fiduciary who is an employee of the Employer from any and all claims, loss, damages, expense (including counsel fees), and liability (including amounts paid in

Art. VIII                               51
     settlement with the Employer's written consent) arising from any act or omission of the fiduciary, except when the same is judicially determined to be done due to the gross negligence or willful misconduct of the fiduciary.

8.3  Claims Procedure
---  ----------------
     Any Participant in this Plan, or his Beneficiary, may make a claim for benefits due to him under this Plan by making application to the Plan Administrator. If a claim is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Plan Administrator within 90 days after receipt of the claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If an extension of time is required the Plan Administrator shall furnish the claimant with written notice of that fact, including the reason why an extension is required and an estimated date upon which a final decision is expected, which shall be not later than 180 days after the claim was made. In that event, if the claim is denied in whole or part, written notice of denial shall be given as soon as practicable, but not later than 180 days after the claim was made.

     A notice of denial of a claim shall state:

     (1)  The specific reason or reasons for the denial;

     (2) Reference to the specific Plan provisions upon which the denial was based;

     (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such additional material or information is required.

     If this notice is not furnished within the time provided in this Section, the claim shall be deemed wholly denied.

8.4  Review Procedure
---  ----------------
     In the event that a claim is denied under this Plan, the claimant or his authorized representative may apply in writing to the Plan Administrator within 60 days of receiving notice of the denial or, if no written notice of denial is received within the 180-day period prescribed in Section 8.3, within 60 days after the expiration of the said 180-day period, asking that the denial be reviewed. This time limit may be extended by the Plan Administrator if an extension appears to be reasonable in view of the nature of the claim and the pertinent circumstances. Upon receipt of such application, the Plan Administrator shall afford the claimant an opportunity to review pertinent documents and to submit issues and comments in writing. A decision on review shall be rendered by the Plan Administrator not later than 60 days after the claimant's application for review unless an extension of time for processing is required, in which case a decision will be made as soon as possible, but not later than 120 days after the request for review was made. If an extension of time is required the Plan Administrator shall give the claimant written notice of that fact before the extension period begins. A decision on review shall be in writing and shall include specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

     If the claimant has not received written decision on review within 60 days after the request for review was received, or within 120 days if an extension of time was required, the claim will be considered wholly denied on review.

Art. VIII                              52

8.5  Termination of the Plan
---  -----------------------
     Upon termination or partial termination of this Plan the Employer shall amend the Plan so as to provide for the allocation of Plan assets as required by law. In such event the rights of each affected Participant to benefits accrued to the date of termination or partial termination shall be fully vested and nonforfeitable to the extent funded. If, after allocation of the Plan assets pursuant to the amendment required by this Section, all liabilities of the Plan have been satisfied in full and there remain surplus Plan assets not necessary to satisfy the liabilities of the Plan, such surplus shall revert to the Employer.

8.6  Qualification of the Plan and Conditions of Contributions
---  ---------------------------------------------------------
     This Plan, together with any annuity contracts or trust agreement used in conjunction with it, is intended to meet the requirements of the Internal Revenue Service for approval as a tax-exempt plan or trust under Section 401 of the Code. Any amendments which may be necessary to meet these requirements shall be made retroactive to the date upon which the Plan failed to meet these requirements.

     Contributions to this Plan are made with the intent and subject to the condition that such contributions are deductible under Section 404 of the Code. If any contribution by the Employer is disallowed as a deduction by the Internal Revenue Service then, to the extent the deduction is disallowed, the contribution shall be refunded to the Employer within one year after the disallowance of the deduction. If any contribution by the Employer is made by a mistake of fact, such contribution shall be refunded to the Employer within one year after the payment of the contribution.

     If a refund occurs pursuant to the preceding paragraph, the amount which shall be returned to the Employer shall be the excess of the amount which was contributed over the amount (1) which was deductible, or (2) which would have been contributed absent the mistake of fact (as the case may be), without any earnings but net of any losses attributable to such excess.

8.7  Beneficiaries
---  -------------
     Any payments due under the Plan to a Participant's Beneficiary shall be paid according to the Beneficiary designation last filed in writing with the Plan Administrator by the Participant. If no such designation is made, payments shall be made in the following order of priority:

     (a)  To the surviving spouse of the Participant,

     (b) If no spouse survives the Participant, then to the children of the Participant in equal shares, with a share by right of representation to the then surviving children of any deceased child,

     (c) If neither a spouse, children nor grandchildren survive the Participant, then to the Participant's estate.


Art. VIII                               53

8.8  Spendthrift Clause
---  ------------------
     (a)  General Rule
          ------------
          Subject to the exception specified in subsection (b) below, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan except as provided below, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void; also, the Plan shall not in any manner be liable for, nor subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     (b)  Exception
          ---------
          The provisions of subsection (a) above to the contrary shall not withstand a right to a benefit payable under this Plan that has been created, assigned or recognized pursuant to a "qualified domestic relations order", as defined in Code sec. 414(p). Administration of the Plan with respect to qualified domestic relations orders shall at all times be consistent with Code sec. 414, regulations promulgated thereunder, and any other provisions of state and federal law that may be applicable. Payment of a benefit to an alternate payee pursuant to a qualified domestic relations order may be made prior to the time such payment could be made to the Participant, provided that such payment is consistent with the provisions of this Plan in all respects except for the time of payment.

8.9  Annuities
---  ---------
     Any provisions of this Plan to the contrary notwithstanding:

     (a) any annuity contract distributed from this Plan shall contain express provisions sufficient to make such contract nontransferable; and

     (b) the terms of any annuity contract purchased and distributed by the Plan to a Participant or Participant's spouse shall comply and be consistent with the requirements of this Plan.

8.10  Limitations of the Employer's Liability
----  ---------------------------------------
      To the extent permitted by law, the liability of the Employer with respect to any and all obligations arising from or in any way connected with this Plan shall be limited to amounts already contributed.



Art. VIII                            54

8.11  Non-Guarantee of Employment
----  ---------------------------

      This Plan shall not be considered to constitute a contract of employment and nothing contained in the Plan shall give any Employee the right to be retained in employment, nor shall anything contained in the Plan interfere with the Employer's right to discharge or retire any Employee at any time. Participation in the Plan shall not give any Employee any right or claim in any benefits except as specifically provided in this Plan.

8.12  Applicable Law
      --------------
      The provisions of this Plan shall be governed, construed, and administered in accordance with federal law, and to the extent that state law is not preempted by federal law, the law of the state of Oregon.

8.12  USERRA Requirements
      -------------------
      Notwithstanding any provision of this Plan to the contrary, contributions and Service credit with respect to qualified military service will be provided in accordance with Code sec. 414(u).

SIXTH AMENDMENT
Section 8.13
Effective 10/13/96                    55

                                  ARTICLE IX

                               DIRECT ROLLOVERS

9.1 This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

9.2  Definitions

     (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code sec. 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and distributions reasonably expected to total less than $200 in a single year.

     (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code sec. 408(a), an individual retirement annuity described in Code sec. 408(b), an annuity plan described in Code sec. 403(a), or a qualified trust described in Code sec. 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code sec. 414(p), are distributees with regard to the interest of the spouse or former spouse.

     (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

THIRD AMENDMENT
Art. IX
Effective 1/1/93                        56